UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIDI BIOTHERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

4475 Executive Drive, Suite 200

San Diego, California 92121

Dear Stockholders:

You are cordially invited to attend the virtual Annual Meeting of Stockholders of Calidi Biotherapeutics, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Friday, September 20, 2024, at 8:00 a.m. Pacific Time.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Annual Meeting will be held in a virtual meeting format only. You or your proxyholder will be able to attend the Annual Meeting, vote and submit your questions during the meeting only via live audio webcast by visiting https://web.lumiconnect.com/275127498 (password: calidi2024).    To participate in the meeting, you will need to review the information included in the accompanying proxy statement (the “Proxy Statement”) or on your proxy card that we have mailed to you (the proxy card includes your control number and password). You will not be able to attend the virtual meeting in person.

The accompanying notice of the Annual Meeting (the “Notice”) and the Proxy Statement have been made part of this invitation. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements only if you were a stockholder as of July 30, 2024, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of our voting Common Stock will be entitled to vote on Proposal 1 (Election of Directors Proposal), and Proposal 2 (Ratification of appointment of Auditors Proposal), as further described in the accompanying Proxy Statement. Please carefully review in detail the attached. The Notice and Proxy Statement, are first being mailed to our stockholders of record on or about August 20, 2024. Your vote is very important, regardless of the number of shares of our voting Common Stock that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Annual Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice and Proxy Statement. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or by mail. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

The Board of Directors and management of Calidi Biotherapeutics, Inc. look forward to your attendance at the Annual Meeting.

By Order of the Board of Directors,

/s/ Allan J. Camaisa
San Diego, California	Allan J. Camaisa,
August 19, 2024	Chairman

4475 Executive Drive, Suite 200
San Diego, California 92121

Notice of Annual Meeting of Stockholders
To Be Held on September 20, 2024

Dear Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Calidi Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Friday, September 20, 2024, at 8:00 a.m. Pacific Time (the “Annual Meeting”) and it will be a completely virtual meeting of stockholders via live audio webcast at https://web.lumiconnect.com/275127498 (password: calidi2024).  Only stockholders of record of our outstanding shares of voting Common Stock on July 30, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect the Class I director to the board of directors of the Company (“Board”), to hold office until our annual meeting in 2027, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal (“Election of Directors Proposal”).

2.	To ratify the appointment by the Board of Marcum LLP, to serve as the independent auditor for the current fiscal year (“Ratification of appointment of Auditors Proposal”).

If you are a stockholder of record as of the Record Date, you will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://web.lumiconnect.com/275127498 . To participate in the Annual Meeting, you must have your control number that is shown on your proxy card. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting, and submit questions online during the Annual Meeting is included in the Proxy Statement.

The Board has fixed the close of business on July 30, 2024, as the record date (“Record Date”) for the Annual Meeting. Only holders of our Common Stock entitled to vote of record on the Record Date are entitled to receive Notice of the Annual Meeting and Proxy Statement, and only such stockholders, or their legal proxy holders, are entitled to vote at the Annual Meeting or at any postponements, or continuations, or adjournments of the Annual Meeting. Holders of our shares of voting Common Stock will be entitled to vote on Proposal 1 (Election of Directors Proposal), and Proposal 2 (Ratification of appointment of Auditors Proposal). A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Annual Meeting and online during the Annual Meeting.

If you have questions about your stock ownership, you may contact us or our transfer agent, Equiniti Trust Company, LLC, at (877) 248-6417.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

/s/ Allan J. Camaisa
San Diego, California	Allan J. Camaisa
August 19, 2024	Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 20, 2024: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and the Proxy Statement are electronically available at https://www.astproxyportal.com/ast/27961.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 20, 2024: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and Proxy Statement are electronically available at https://www.astproxyportal.com/ast/27961.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form S-1, as amended, filed with and declared effective on April 15, 2024 by the SEC and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

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PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On September 20, 2024

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Calidi Biotherapeutics, Inc. (“Calidi,” “we,” “us,” “our” or the “Company”) has prepared these materials for its virtual Annual Meeting of Stockholders and any adjournment, continuation, or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to begin at 8:00 a.m. Pacific Time, on Friday, September 20, 2024. Pursuant to our Second Amended and Restated Certificate of Incorporation, our common stock, par value $0.0001 per share, consists of Voting Common Stock (“common stock” or “Common Stock”) and Non-Voting Common Stock. All of the Non-Voting Common Stock were issued in connection to the Business Combination, or the Escalation Shares, and are currently held in escrow. Only holders of our shares of Common Stock (Voting) as of the close of business on July 30, 2024, are entitled to vote. Accordingly, unless the context otherwise requires, references in this Proxy Statement to “stockholders” or “holders” are to the holders of record of our Common Stock (Voting).

The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our Common Stock at the close of business on July 30, 2024 (the “Record Date”), you are invited to attend the Annual Meeting virtually and to vote on the proposals described in this Proxy Statement.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around August 20, 2024. In addition to delivering proxy materials to our stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at https://www.astproxyportal.com/ast/27961.

GENERAL INFORMATION ABOUT THE PROXY MATERIALS,
ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Our Board of Directors is soliciting your proxy to vote at our Annual Meeting, including at any adjournment, continuation, or postponement of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet, or by the paper proxy card you received in the mail, by completing, signing and returning the proxy card by mail.

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How are proxy materials being made available to stockholders?

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around August 20, 2024. In addition to delivering proxy materials to stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. These proxy materials are also available electronically at https://www.astproxyportal.com/ast/27961.

Go Green - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of record of Common Stock as of the close of business on July 30, 2024, and if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://web.lumiconnect.com/275127498 (password: calidi2024).  You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your proxy card, or on the instructions that accompanied your proxy materials. To participate in the Annual Meeting, you must have your control number that is shown on your proxy card.

The online meeting will begin promptly at 8:00 a.m., Pacific Standard Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares directly through our transfer agent, Equiniti Trust Company, LLC), you do not need to register to attend the Annual Meeting virtually on the Internet. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://web.lumiconnect.com/275127498 (password: calidi2024).  To participate in the Annual Meeting, you must have your control number that is shown on your proxy card.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call (877) 248-6417.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Wendy Pizarro, Chief Legal Officer, and Andrew Jackson, Chief Financial Officer, as your proxy holders. Either one of the proxy holders will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

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Who can vote at the Annual Meeting?

Only our stockholders of record of our Common Stock at the close of business on the Record Date, or their legal proxy holders are entitled to notice and vote at the Annual Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 7,758,396 shares of Common Stock issued and outstanding, entitled to vote.

We are not aware of any other matter, and there will be no other matter, to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement.

What are the voting rights of the stockholders?

As of the Record Date, there were 7,758,396 shares of Common Stock issued and outstanding and entitled to vote.

Common Stock. Each share of our Common Stock outstanding as of the Record Date is entitled to one (1) vote per share on all matters properly brought before the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record entitled to vote, you may vote during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or by paper proxy card, fill out and return the proxy card mailed to you, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Statement is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions.

What am I voting on?

The list below sets out the matters scheduled for a vote at the Annual Meeting. Holders of Common Stock are entitled to vote on Proposal 1 (Election of Directors Proposal), and Proposal 2 (Ratification of appointment of Auditors Proposal).

Proposal 1:	To elect the Class I director to the board of directors of the Company (“Board”), to hold office until our annual meeting in 2027, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal (“Election of Directors Proposal”).

Proposal 2:	To ratify the appointment by the Board of Marcum LLP, to serve as the independent auditor for the current fiscal year (“Ratification of appointment of Auditors Proposal”).

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How do I vote?

You are invited to attend the virtual Annual Meeting online to vote on the proposals described in this Proxy Statement during the Annual Meeting. If you are a stockholder of record entitled to vote the shares, you may vote your shares by simply following the instructions below to vote via the Internet, by telephone or by mail. Even if you intend to attend the Annual Meeting online, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record of Common Stock entitled to vote then you may vote those shares at https://web.lumiconnect.com/275127498 (password: calidi2024)  during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that was mailed to you. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy. If voting online or by telephone, you have until 11:59 PM EST on September 19, 2024 to vote.

●	Voting via the Internet. To vote through the Internet before the Annual Meeting, go to www .voteproxy.com and follow the on-screen instructions to complete an electronic proxy card. You will need to review the information included on your proxy card. We encourage you to vote via the Internet. Vote online/phone until 11:59 PM EST the day before the meeting.

●	Voting by telephone. To vote over the telephone, 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.

●	Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that was delivered to you by mail and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at visit https://web.lumiconnect.com/275127498 (password: calidi2024). The webcast will start at 8:00 a.m., Pacific Time. To participate and vote in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the Annual Meeting online.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. To vote at the Annual Meeting, contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

In addition to providing stockholders of record a printed proxy to vote by mail, we also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions; however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

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What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record entitled to vote and do not vote by telephone, through the Internet, by completing your proxy card, or at https://web.lumiconnect.com/275127498 (password: calidi2024)  during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under NYSE American Rule 452. Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” We understand that Proposal 2 (Ratification of appointment of Auditors Proposal) is considered “routine” matters under NYSE American Rule 452 and, accordingly, broker non-votes are not expected on these proposals. We understand that Proposal 1 (Election of Directors Proposal) is considered “non-routine” matters under NYSE American Rule 452 and, accordingly, broker non-votes are expected on these proposals.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” Proposal 1 (Election of Directors Proposal), and “For” Proposal 2 Ratification of appointment of Auditors Proposal).

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board of Directors asks you to appoint Wendy Pizarro, Chief Legal Officer, and Andrew Jackson, the Chief Financial Officer, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

If appointed by you, either one of the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board of Directors at the time this Proxy Statement was printed and which, under our amended and restated bylaws, as further amended (together the “Bylaws”), may be properly presented for action at the Annual Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit a properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

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●	You may send a timely written notice that you are revoking your proxy to Wendy Pizarro, Corporate Secretary, or Andrew Jackson, Chief Financial Officer, which is received by the Company or Equiniti Trust Company, LLC.

●	You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Annual Meeting.

Your most recent vote, whether at the Annual Meeting, by proxy card or by telephone or Internet proxy, is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How many votes are needed to approve each proposal?

●	For Proposal 1 the director nominee will be elected by a plurality of votes cast, which means that the director nominee receiving the highest number of votes will be elected. The Board recommends that you vote “FOR” Proposal 1.

●	For Proposal 2. The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 2. Abstentions will have no effect on the outcome of Proposal 2. We understand that this Proposal 2 will be considered “routine” by the NYSE American and, because brokers have discretionary authority to vote on Proposal 2, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 2.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, in person or by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. There were 7,758,396 shares of our Common Stock outstanding and entitled to vote on the Record Date (excluding the Escalation Shares which are Non-Voting Common Stock) Therefore, a quorum will be present if 2,586,132 shares of our Common Stock, are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.

Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the Annual Meeting, then under our Bylaws either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.

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Therefore, if the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

What does it mean if I receive more than one Proxy Statement?

If you receive more than one Proxy Statement, your shares may be registered in more than one name or held in different registered accounts. Please follow the voting instructions on the proxy card to ensure that all of your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. No stockholder has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. No directors or employees will be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Annual Meeting stockholders, banks and brokers can contact us by email at ir@calidibio.com or by phone (858) 794-9600.

Householding of Proxy Materials

We have adopted an SEC approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and other proxy materials, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and or proxy materials from the other stockholder(s) sharing your address, please direct your written request to Calidi Biotherapeutics, Inc., Attention: Corporate Secretary, 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy materials, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy materials, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

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If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Equiniti Trust Company, LLC at (877) 248-6417.

Postponement or Adjournment of the Annual Meeting

When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the Annual Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which may have been transacted at the Annual Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposals 1 or Proposal 2, that is not shared by all other stockholders.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors may establish the authorized number of directors from time to time by resolution. The Board of Directors is currently comprised of six (6) members. On August 16, 2024, the members of the Nominating and Corporate Governance Committee (the “Committee”) on receipt of a notice from an incumbent Class I director, George Ng, noted his decision to allow the term of his position as a Director of the Board to expire and to not seek re-election to the Board. The Committee determined that it would be in the best interests of the Company to reduce the size of the Board from six (6) members to five (5) members, thereby reducing the number of Class I directors from two (2) to one (1). On August 16, 2024, the Committee’s recommendation was also approved by our entire Board of Directors. Accordingly, our Board of Directors will be comprised of five (5) members effective immediately following the election if the nominee is elected.

In a Stockholders’ Special Meeting, the stockholders approved and adopted a proposal to elect seven directors to serve staggered terms on the Board of Directors upon the consummation of the Business Combination until the first, second and third annual meetings of stockholders following the date of effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, as applicable, or until the election and qualification of their respective successors, or until their earlier resignation, removal or death. In accordance with the Second Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of this Second Amended and Restated Certificate of Incorporation; the term of the initial Class II Directors expires at the second annual meeting of the stockholders of the Company following the effectiveness the Second Amended and Restated Certificate of Incorporation; and the term of the initial Class III Directors will expire at the third annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation. As of the date of this proxy statement, the Class I, Class II and Class III directors are as follows:

●	George Ng and Alan Stewart serve as the Class I directors;
●	George Peoples and James Schoeneck serve as the Class II directors; and
●	Allan Camaisa and Scott Leftwich serve as the Class III directors.

However, given George Ng’s decision to allow the term of his directorship position to expire and not seek re-election at the 2024 annual general meeting, only Alan Stewart shall be the nominee for the purposes of this Election of Directors Proposal.

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Directors Nominees
Director Nominee	Position/Title	Age*	Served From
Alan Stewart	Director	60	October 2023 – Present
	Audit Committee Member
	Nomination and Corporate Governance Committee Member

* As of the date of this proxy statement.

For information as to the shares of our common stock beneficially owned by the nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following is a biographical summary for our nominee for election as a Class I director:

Alan R. Stewart. Mr. Stewart has been a director of Calidi since October 10, 2023. Mr. Stewart has extensive experience as a financial executive and board member with a proven track record in diverse industries. He is currently the Chief Financial Officer of Soundthinking, Inc., a publicly traded SaaS software company specializing in wide-area acoustic gunshot detection. Since his appointment, he has successfully led the company through an IPO on the Nasdaq market, facilitated significant growth, and completed acquisitions of technology providers. Mr. Stewart’s prior roles include serving as President of Fit Advisors, LLC, where he launched a successful consultancy and completed numerous M&A transactions in various industries. He also served as a Managing Director at RA Capital Advisors, LLC, specializing in M&A and financing transactions. Mr. Stewart has a strong educational background, holding an M.B.A. in Finance from Harvard Business School and a Bachelor of Science with Distinction in Oceanography from the United States Naval Academy. He has served as a FINRA Licensed Agent with Series 63 and Series 79 credentials (Inactive).

Required Vote and Recommendation

Class I Directors shall be elected by a plurality of the votes cast, whether present or represented by proxy, and entitled to vote at the Annual Meeting. The one (1) nominee receiving the highest number of “FOR” votes will be elected to serve on our Board until our annual meeting of stockholders in 2027, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal. Withholding the authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THIS PROPOSAL NO. 1.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*
Allan Camaisa	Chief Executive Officer, Chairman of the Board and Class III Director	65
Andrew Jackson	Chief Financial Officer	55
Boris Minev	President of Medical and Scientific Affairs and Interim Chief Medical Officer	62
Wendy Pizarro	Chief Administrative Officer, Chief Legal Officer, Chief Diversity Officer and Corporate Secretary	54

* As of the date of this proxy statement.

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The following is the biographical summary of our executive officers.

Allan Camaisa. Mr. Camaisa has been the Chairman of the Board of Directors and Chief Executive Officer of Calidi since February 2018. As Chairman and CEO, he has successfully led over $40 million in funding and has been actively involved in recruiting key Board members and leading MDs and PhDs to Calidi’s Scientific Advisory Board. Mr. Camaisa is a serial entrepreneur, investor, and technologist, with proven leadership skills in bootstrapping startups. His accomplishments include four successful exits sold to publicly traded Fortune 1000 companies, authorship of seven US patents, and an Ernst & Young Entrepreneur of the Year award. Mr. Camaisa was previously a director of snaploT, Inc., a self-service enabled clinical platform designed to create, launch, and manage clinical trials from January 2013 to September 2020. From August 2014 to May 2017, Mr. Camaisa was the CEO and Chairman of Parallel 6, Inc., a digital mobile/cloud software platform for managing pharmaceutical patient clinical trials. In 2005, Mr. Camaisa founded Anakam, Inc., a software security company for managing digital access to medical records, and also served as Anakam’s Chief Executive Officer from January 2005 to October 2010. Before beginning his career in business, Mr. Camaisa served eight years as a surface warfare officer in the US Navy. He graduated from the United States Naval Academy with a B.S. in Engineering, and also completed the Owner/President Management program at Harvard Business School. Mr. Camaisa is well qualified to serve as our CEO, Chairman of the Board and director because of his extensive leadership experience serving as a director on the board of directors of other companies and executive experience as CEO with private companies in the healthcare sector.

Andrew Jackson. Mr. Jackson has been the Chief Financial Officer since October 30, 2023. Mr. Jackson is a financial executive with over 25 years of corporate finance experience with success in publicly traded companies and venture capital backed startups. Mr. Jackson most recently served as Chief Financial Officer of Eterna Therapeutics Inc. from May 2022 to May 2023. Prior to his position at Eterna Therapeutics, Mr. Jackson served as the Chief Financial Officer of Ra Medical Systems, Inc. from April 2018 until May 2022, and as its Interim Chief Executive Officer from August 2019 to March 2020. From October 2016 to April 2018, he was Chief Financial Officer for AltheaDx, Inc, a molecular diagnostics company specializing in precision medicine. From March 2014 to March 2016, Mr. Jackson held senior financial positions, including Chief Financial Officer, at Celladon Corporation, a publicly traded, clinical stage biotechnology company. From April 2013 to March 2014, he held senior financial positions at Sapphire Energy, an industrial biotechnology company. Mr. Jackson received a MSBA in Finance in December 2006 from San Diego State University and a BSB in Accounting in June 1992 from the University of Minnesota. He is a certified public accountant (inactive).

The Board has determined that Mr. Jackson is qualified for the position considering his education, career history, and management experience in the Company and industry.

Boris Minev, M.D. Since June 2015, Dr. Minev has been the President of Medical and Scientific Affairs of Calidi and its interim Chief Medical Officer since June 2021. Dr. Minev is a highly accomplished physician-scientist with extensive industrial and academic experience in Immuno-Oncology, oncolytic viruses and stem cell biology and applications. From November 2010 to June 2015, he was the Director of Immunotherapy and Translational Oncology at Genelux Corp, where he was directing several preclinical and translational projects on oncolytic virotherapy, immunotherapy, and nanotechnology. Dr. Minev has also been an adjunct professor at the Moores UCSD Cancer Center since July 2015, and he has also previously served as Principal Investigator and Director, Laboratory of Tumor Immunology and Immunotherapy from July 2000 to June 2015, where he focused his research on the discovery of new target antigens for immunotherapy of cancer and the development of optimized cancer vaccines. Dr. Minev is a member of the Scientific and Clinical Advisory Boards of several biotechnology companies and has been an advisor for Amgen Inc. (Nasdaq: AMGN), Johnson & Johnson (NYSE: JNJ), Geron Corp (Nasdaq: GERN), McKinsey Consulting Services, Inc. and Thomson Current Drugs. Dr. Minev received his M.D. from the School of Medicine in Sofia, Bulgaria.

The Board has determined that Mr. Minev is qualified for the position considering his education, career history, and experience in the Company and industry.

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Wendy Pizarro, Esq. Ms. Pizarro has been our Chief Legal Officer and Chief Diversity Officer since September 2021, and our Chief Administrative Officer and Corporate Secretary since December 2021. Ms. Pizarro has over 20 years of experience in corporate and business law. From January 2010 to September 2021, she founded and led California Law Partners, a boutique law firm primarily serving as outside general counsel, corporate counsel and the lead crisis manager to select high net worth multi-family offices. She has directed legal strategy related to risk management, compliance and operations to manage and grow an asset portfolio of over $1.5 billion in multi-generational wealth with over 60% of the portfolio in private investments. From 1997 to 2002, Ms. Pizarro previously worked with leading Silicon Valley law firms, including Venture Law Group and DLA Piper in Palo Alto, on numerous general corporate and intellectual property matters and corporate securities transactions for disruptive technology companies in all phases of their life cycles from start-up to liquidity event (IPO and M&A) primarily in small teams serving infrastructure and e-commerce. Since September 2019, Ms. Pizarro is also a co-founder and investor of Never Train Alone, a mobile application, where she designed the software user interface for an Apple iOS app related to mobile fitness, corporate wellness and preventative health. Ms. Pizarro has received numerous guest speaking engagements and awards, including recognition as one of Discover Magazine’s Power Women of San Diego in 2021. Ms. Pizarro is also active as a community leader and volunteer and is currently a board member of the Tec 3 Foundation in Rancho Santa Fe, CA and a lifetime member of Rady Children’s Hospital Auxiliary, previously serving as a unit officer and board member from 2014 – 2016. Ms. Pizarro received a J.D. from the Harvard Law School, M.ST. from the University of Oxford, and an M.A. and B.A. from Yale University graduating magna cum laude with honors in distinction. Ms. Pizarro is a member of the State Bar of California and U.S. District Court, Southern District of California.

The Board has determined that Ms. Pizarro is qualified for the position considering her education, career history, and experience in the Company and industry.

OTHER DIRECTORS ON OUR BOARD

Class II Directors

The following is the biographical summary of our Class II Directors:

George E. Peoples, Jr., M.D., F.A.C.S. Dr. Peoples was appointed as a directors of Calidi effective July 1, 2024. Dr. Peoples served 30 years of active duty as a surgeon and research scientist in the military. Dr. Peoples is currently a Professor of Surgery at Uniformed Services University of the Health Sciences (USUHS) and a Professor (adjunct) of Surgical Oncology at MD Anderson Cancer Center (MDACC). In addition, Dr. Peoples is also the Founder and CEO of Cancer Insight, and the Founder and a director of the Cancer Vaccine Development Program. He also currently serves as a Board Member for Texas Biomedical Research Institute since 2019 and as a Trustee for San Antonio Medical Foundation since 2017. Dr. Peoples is a graduate of the United States Military Academy, West Point and the Johns Hopkins School of Medicine. He completed his surgical training at Harvard’s Brigham and Women’s Hospital and also completed a postdoctoral fellowship at the Laboratory of Biologic Cancer Therapy at Harvard Medical School. He then completed a surgical oncology fellowship at MDACC prior to becoming the Chief of Surgical Oncology at WRAMC. He has published over 300 peer-reviewed manuscripts, abstracts, and book chapters on immuno-oncology and cancer vaccine development. Dr. Peoples received his M.D. from Johns Hopkins University School of Medicine in 1988 and his Bachelor of Science from the United States Military Academy in 1984.

James A. Schoeneck. Mr. Schoeneck has been a director of Calidi since July 2020. Mr. Schoeneck is also currently a member and Chairman of the Board at Fibrogen Inc (Nasdaq: FGEN) since April 2010, and also previously served as its Interim CEO from January 2019 to February 2020. From November 2015 to March 2018, Mr. Schoeneck was a director of Anaptysbio, Inc (Nasdaq: ANAB), a therapeutic antibody development company for severe disease. He was previous a director of the Board of Depomed, Inc. in 2007, and also served as its President and CEO from April, 2011 to March, 2017, and led Depomed’s transformation into a commercial specialty pharmaceutical company. From 2005 until 2011, he was CEO of BrainCells Inc, a privately-held biopharmaceutical company. Mr. Schoeneck’s diverse biotech experience further includes serving as CEO of ActivX BioSciences, Inc., a development-stage biotechnology company from 2003 to 2004, three years as President and CEO of Prometheus Laboratories Inc, a pharmaceutical and diagnostics product company, from 1999 to 2003, as well as three years from 1996 to 1999 as Vice President, Commercial and General Manager, Immunology, at Centocor Inc (now Janssen Biotech, Inc.). Mr. Schoeneck holds a B.S. in Education from Jacksonville State University. Mr. Schoeneck is well qualified to serve as our director based on the above qualifications, his executive management leadership, and his extensive experience in the biotechnology and pharmaceutical industry.

Class III Directors

The following is the biographical summary of our Class III Directors:

Allan Camaisa. Please see description of Mr. Camaisa under “Executive Officers of the Company,” above.

Scott Leftwich. Mr. Leftwich was an early investor and has been a director of Calidi since May 2019. In addition, since 2017 Mr. Leftwich has been an investor and member of the Board of Advisors at Skopos Labs, Inc. Mr. Leftwich’s experience includes serving in various executive positions in private companies, overseeing substantial growth and liquidity events with Fortune 1000 companies. From December 2011 to April 2016, Mr. Leftwich was the CEO and General Manager at InterMedHx, LLC, a healthcare software company, which was acquired by Cerner Corporation in 2014. From September 2005 to December 2011, he was the COO and general manager at Anakam, Inc., a security software company focused on the protection of personal healthcare information within patient-facing portals. Anakam was acquired by Equifax (NYSE: EFX) in 2010. Mr. Leftwich is also a retired Naval officer who served as a P-3 pilot in the Navy and retired with the rank of Commander. Mr. Leftwich holds an MBA (with honors) from Harvard Business School, in addition to a B.S. (with distinction) from the US Naval Academy. Mr. Leftwich is well qualified to serve as our director based on the above qualifications and his executive experience in public and private companies in the healthcare industry.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying footnotes sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of the Record Date, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and named executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. To our knowledge, no shares beneficially owned by any executive officer, director or director nominee have been pledged as security. In addition, this table is based upon information Schedules 13D or 13G filed with the SEC.

The beneficial ownership information below is based on an aggregate of approximately 7,758,396 shares of Common Stock (excluding 1,800,000 Non-Voting Common Stock held in escrow) of Common Stock issued and outstanding as of the Record Date. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned securities.

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Title of Class	Name of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent of Class
	Directors and Executive Officers
Common Stock	Allan Camaisa (2) Chief Executive Officer and Director	1,227,049	15.17%
Common Stock	Andrew Jackson (4) Chief Financial Officer	0	* %
Common Stock	Boris Radoslavov Minev (5) Director	61,917	* %
Common Stock	Wendy Pizarro Campbell (6) Director	28,539	* %
Common Stock	Scott Leftwich (3) Director	360,768	4.58%
Common Stock	George Ng (7) Director	57,266	* %
Common Stock	Alan R. Stewart (8) Director	16,205	* %
Common Stock	James Schoeneck (9) Director	317,310	3.98%
Common Stock	George Peoples (10) Director	171	* %
	All executive officers and directors as a group (9 individuals)	2,069,225	24.28%

	Beneficial owners of more than 5%
Common Stock	Allan Camaisa(2)	1,227,049	15.17%
Common Stock	AJC Capital, LLC (2)	550,545	6.86%
Common Stock	Jamir Trust (2)	608,383	7.84%

* Represents a percentage that is less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121.
(2)	Includes (i) 6,557 shares of Common Stock held by Allan Camaisa, (ii) 14,592 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Camaisa, (iii) 46,972 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Camaisa, (iv) 269,032 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by AJC Capital, LLC (“AJC”), (v) 281,513 shares of Common Stock held by AJC, and (vi) 608,383 shares of Common Stock held by Jamir Trust. Mr. Camaisa is the sole managing member and owner of AJC and the sole trustee of Jamir Trust; as such, Mr. Camaisa may be deemed to have beneficial ownership of the Common Stock held by AJC and Jamir Trust.
(3)	Includes (i) 46,095 shares of Common Stock held by Scott Leftwich, (ii) 62,913 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Leftwich, (iii) 50,000 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Leftwich, (iv) 176,057 shares of Common Stock held by SECBL, LLC (“SECBL”), (v) 15,708 shares of Common Stock held by WEBCL, LLC (“WEBCL”), (vi) 897 shares of Common Stock upon vesting of restricted stock units granted to Mr. Leftwich, which vested on December 21, 2023, (vii) 2,379 shares of Common Stock upon vesting of restricted stock units granted to Mr. Leftwich, which vested on March 31, 2024, and (viii) 6,719 shares of Common Stock upon vesting of restricted stock units granted to Mr. Leftwich, which vested on June 30, 2024. Mr. Leftwich is the managing member of SECBL and WEBCL; as such, Mr. Leftwich may be deemed to have beneficial ownership of the common stock held by SECBL and WEBCL.
(4)	Mr. Jackson was appointed as Chief Financial Officer on October 30, 2023.
(5)	Includes (i) 42,446 shares of Common Stock and (ii) 19,471 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(6)	Includes (i) 7,234 shares of Common Stock held by Wendy Pizarro, (ii) 12,301, shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Ms. Pizarro, and (iii) 9,004 shares of Common Stock held by Gerwend, LLC, an entity in which Ms. Pizarro is a managing member. As such, Ms. Pizarro may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Gerwend, LLC. Ms. Pizarro disclaims beneficial ownership of these shares except to the extent of her pecuniary interest, if any, therein.
(7)	Includes (i) 1,855 shares of Common Stock held by George Ng, (ii) 54,456 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Ng, and (iii) 955 shares of Common Stock held by Peng Ventures, LLC, an entity in which Mr. Ng is a partner. As such, Mr. Ng may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Peng Ventures, LLC. Mr. Ng disclaims beneficial ownership of these shares except to the extent of his pecuniary interest, if any, therein.

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(8)	Mr. Stewart was appointed as a director on October 10, 2023. Includes (i) 5,532 shares of Common Stock held by Alan Stewart, (ii) 729 shares of Common Stock upon vesting of restricted stock units granted to Mr. Stewart, which vested on December 21, 2023, (iii) 2,600 shares of Common Stock upon vesting of restricted stock units granted to Mr. Stewart, which vested on March 31, 2024, and (iv) 7,344 shares of Common Stock upon vesting of restricted stock units granted to Mr. Stewart, which vested on June 30, 2024.
(9)	Includes (i) 1,725 shares of Common Stock held by James Schoeneck, (ii) 35,879 shares of Common Stock issuable upon exercise of vested options within sixty (60) day held by Mr. Schoeneck, (iii) 167,300 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Schoeneck (iv) 4,163 shares of Common Stock held by Mr. Schoeneck and his wife, (v) 96,389 shares of Common Stock held by the James & Cynthia Schoeneck Family Trust, of which Mr. Schoeneck is a trustee, (vi) 1,064 shares of Common Stock upon vesting of restricted stock units granted to Mr. Schoeneck, which vested on December 21, 2023, (vii) 2,821 shares of Common Stock upon vesting of restricted stock units granted to Mr. Schoeneck, which vested on March 31, 2024, and (viii) 7,969 shares of Common Stock upon vesting of restricted stock units granted to Mr. Schoeneck, which vested on June 30, 2024. As such, Mr. Schoeneck may be deemed to have shared voting, investment and dispositive power with respect to the shares held by the James & Cynthia Schoeneck Family Trust. Mr. Schoeneck disclaims beneficial ownership of these shares except to the extent of his pecuniary interest, if any, therein.
(10)	Mr. Peoples was appointed as a director on July 1, 2024.

DIRECTOR AND EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding total compensation awarded to, earned by, and paid to certain individuals for services rendered to Calidi in all capacities for the fiscal year ended December 31, 2023, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to these individuals collectively as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	All Other Compensation(2)		Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Total Compensation
Allan Camaisa(3)	2023	$257,240	$-	$-	$130,332	$48,940		$-	$-	$436,512
Chief Executive Officer and Chairman of the Board	2022	$43,240	$-	$-	$772,000	$722,578	(4)	$-	$-	$1,537,818
George Ng(5)	2023	$233,141	$-	$-	$-	$498,202		$-	$-	$731,343
Prior President, Chief Operating Officer and Current Director	2022	$405,640	$300,000	$-	$1,705,792	$49,448		$-	$-	$2,460,880
Wendy Pizarro(6)	2023	$245,219	$-	$-	$-	$50,185		$-	$-	$295,404
Chief Legal Officer, Chief Administrative Officer, Chief Diversity Officer and Corporate Secretary	2022	$67,901	$-	$-	$1,137,200	$364,176	(6)	$-	$-	$1,569,277
Tony Kalajian(7)	2023	$331,830	$150,000	$-	$-	$25,185		$-	$-	$507,015
Prior Chief Accounting Officer and Interim Chief Financial Officer	2022	$153,236	$-	$-	$710,750	$450,376		$-	$-	$1,314,362
Boris Minev, Ph.D.	2023	$320,192	$30,000	$-	$-	$49,904		$-	$-	$400,096
President, Medical & Scientific Affairs	2022	$299,813	$-	$-	$283,600	$39,181		$-	$-	$622,594

(1)	This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in Calidi’s consolidated financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. These amounts do not reflect the actual economic value that will be realized, if any, by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

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(2)	This column reflects the aggregate value of other categories of payment, consisting of costs of medical, dental, vision, life and disability insurance coverage, commuter reimbursement fees and cell phone plan costs, paid by Calidi, as well as deferred salary, if any, for certain individuals as discussed in the notes below.
(3)	Mr. Camaisa also serves as the chairman of the board of directors but does not receive any additional compensation in his capacity as a director.
(4)	In addition to the other payments referenced in note (2), under the terms of his employment contract, Mr. Camaisa has deferred salary in the amount of $674,179 for 2022 which was paid upon the Company completing the Business Combination in September 2023. For a brief description of the deferral arrangement see “Agreements with Named Executive Officers” below. As of December 31, 2023, there was no deferred salary payable to Mr. Camaisa.
(5)	Mr. Ng was hired in February 2022 and serves as a director but does not receive any additional compensation in his capacity as a director other than an initial grant of options to purchase 4,163 shares of common stock upon his appointment. On June 23, 2023, Mr. Ng was terminated as President and Chief Operating Officer. Mr. Ng entered into a separation agreement and release (“Ng Separation Agreement”). Under the terms of the Ng Separation Agreement, Mr. Ng was to be paid $450,000 all due and payable twelve months from the effective date, as defined in the Ng Separation Agreement. On June 13, 2024, the Ng Separation Agreement was amended as follows: $50,000 was paid on June 21, 2024, and the remaining $400,000 shall be payable on January 1, 2025. The unpaid balance will accrue interest at a rate of 8% per annum. He remains a director of Calidi, until the date of the 2024 annual general meeting.
(6)	In addition to the other payments referenced in note (2), under the terms of her employment contract, Ms. Pizarro had deferred salary in the amount of $325,105 for 2022 which was paid upon the Company completing the Business Combination in September 2023. For a brief description of the deferral arrangement see “Agreements with Named Executive Officers” below. As of December 31, 2023, there was no deferred salary payable to Ms. Pizarro.
(7)	On October 23, 2023, Mr. Kalajian resigned from all positions with the Company including his roles as Chief Accounting Officer and interim Chief Financial Officer.

Narrative Disclosure to Summary Compensation Table

Agreements with Named Executive Officers

We have employment agreements or offer letters with each of our named executive officers. The material terms of each of these agreements are described below. These agreements provide for base salaries and incentive compensation, and each component reflects the scope of each named executive officer’s anticipated responsibilities and the individual experience they bring to our company. The employment of each of our named executive officers is “at will” and may be terminated at any time. In addition, each of our named executive officers has executed a form of our standard proprietary information and inventions agreement. In addition, we have employment agreements and arrangements with our other executive officers which provide for similar benefits, participation in bonus plans and severance payments upon a qualifying termination or Change in Control.

Allan Camaisa. On September 1, 2021, we entered into an employment agreement with Allan Camaisa. Mr. Camaisa is entitled to an initial annual base salary of $29,120, which will be increased to an annual base salary of $410,000, in the event we complete a single capital raise of $10 million or more. Mr. Camaisa may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 50% as approved from time to time by the board of directors pursuant to targets set by the compensation committee. Under his employment agreement, Mr. Camaisa also received an option to purchase 10,425 shares of the Company’s common stock and additional stock options may also be granted to him from time to time as determined by the board of directors. Such stock options shall have an exercise price equal to the “Fair Market Value” per share of the Company’s common stock on the date of grant and will be granted pursuant to the Company’s 2019 Equity Incentive Plan.

Effective February 1, 2022, Calidi and Mr. Camaisa entered into an updated employment agreement, which superseded the September 1, 2021 Camaisa Agreement (“Camaisa Updated Employment Agreement”). Under the Camaisa Updated Employment Agreement, Calidi increased Mr. Camaisa’s initial annual base salary to $31,200 (increased to $43,240 to comply with California non-exempt employee requirements) effective as of January 1, 2022. Under the Camaisa Updated Employment Agreement, Calidi recognized that from January 1, 2019, through December 31, 2019, Mr. Camaisa received a deferred annual base salary of $240,000 which has been paid from January 1, 2020, through January 31, 2022, Mr. Camaisa received a deferred annual base salary of $400,000 per year which has been paid; and effective February 1, 2022, Mr. Camaisa’s deferred base salary was increased to $450,000 and continued to accrue at that rate. Upon the completion the Business Combination, Mr. Camaisa’s annual base salary was adjusted to $450,000 and his accrued and unpaid deferred compensation was paid. Mr. Camaisa’s employment agreement also provides for certain severance benefits, the terms of which are described below under “- Potential Payments Upon Termination or Change in Control.”

George Ng. On February 1, 2022, Calidi’s board of directors appointed George Ng, as a director and President and Chief Operating Officer of Calidi. In connection with Mr. Ng’s appointment, Calidi entered into an employment agreement with Mr. Ng (“Ng Employment Agreement”). Under the Ng Employment Agreement, Mr. Ng is entitled to a base annual salary of $450,000, a signing bonus of $300,000, payable in three equal monthly installments beginning in May 2022 (of which $100,000 was accrued and unpaid as of December 31, 2022), a grant of options to purchase 20,812 shares of common stock based on standard vesting conditions under the 2019 Plan at an exercise price of $92.70 per share (as adjusted to $71.10 per share in January 2023 noted above) and an acceleration of vesting of certain, previously granted stock options under the 2019 Plan upon the completion of certain events. Mr. Ng is also eligible for an annual bonus of up to 35% of base salary, if approved by the board of directors pursuant to targets set by the compensation committee. Mr. Ng’s employment agreement also provides for certain severance benefits, the terms of which are described below under “- Potential Payments Upon Termination or Change in Control.” Mr. Ng also received a grant of options to purchase 4,163 shares of common stock to serve as a director.

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On June 23, 2023, Mr. Ng was terminated as President and Chief Operating Officer of Calidi. Mr. Ng remains as a director of Calidi, until the date of the 2024 annual general meeting. Concurrent with Mr. Ng’s termination, Mr. Ng and Calidi entered into a six month consulting agreement, subject to earlier termination by either party. Under the terms of the consulting agreement, Mr. Ng will provide Calidi strategic business advice of up to ten hours per week. In consideration for Mr. Ng’s services, Mr. Ng’s stock options will continue to vest under each respective stock option agreements’ vesting schedule. Upon termination of the consulting agreement, Mr. Ng shall have 90 days to exercise his vested stock options consistent with the terms of Calidi’s stock option policies. In addition, Mr. Ng also entered into a separation agreement and release.

Wendy Pizarro. On September 11, 2021, we entered into an agreement with Ms. Pizarro (the “Pizarro Agreement”). Ms. Pizarro’s base salary is deferred until an institutional round of funding closes. Upon closing of an institutional round of funding, Ms. Pizarro’s annual base salary will be $315,000 retroactive to Ms. Pizarro’s start date. Ms. Pizarro’s base salary will be increased to $380,000 upon Calidi raising a one-time lump sum of $10 million in capital or more. Ms. Pizarro also received a one-time sign-on bonus of $25,000. Subject to board approval, the Pizarro Agreement provides for options to purchase 10,405 shares of common stock at an exercise price equal to fair market value, subject to vesting restrictions. Ms. Pizarro may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 30% as approved from time to time by the board of directors pursuant to targets set by the compensation committee.

Effective February 1, 2022, Calidi and Ms. Pizarro entered into an updated employment agreement adding additional roles and responsibilities of Chief Administrative Officer and Corporate Secretary to her existing roles and responsibilities of Chief Legal Officer and Chief Diversity Officer (“Pizarro Updated Employment Agreement”). Under the Pizarro Updated Employment Agreement, from the date of September 6, 2021 through January 31, 2022, Ms. Pizarro will receive a deferred annual base salary of $315,000 and from February 1, 2022, Ms. Pizarro’s deferred base salary was increased to $400,000. Ms. Pizarro’s base salary was deferred until an institutional round of funding closes. Ms. Pizarro will be eligible to earn an annual discretionary bonus under our bonus plan of up to 30% her base salary as approved from time to time by the board of directors. In addition, Ms. Pizarro was granted options to purchase 16,650 shares of common stock based on standard vesting conditions under the 2019 Plan at an exercise price of $92.70 per share (as adjusted to $71.10 per share in January 2023 noted above), as well as acceleration of vesting of certain, previously granted stock options under the 2019 Plan upon the completion of certain events. The Pizarro Updated Employment Agreement also provides for certain severance benefits, the terms of which are described below under “- Potential Payments Upon Termination or Change in Control”, and for accrued deferred compensation payment described in the Non-Qualified Deferred Compensation Earnings column in the Summary Compensation Table above.

Effective May 13, 2024, Ms. Pizarro’s annualized base salary was increased by $25,000 to $425,000. Additionally, Ms. Pizarro’s annual discretionary bonus target was increased from 30% to 40% of her base salary, as approved from time to time by the Board or the Compensation Committee. Ms. Pizarro is also eligible to receive a bonus of $120,000 contingent on the Company closing a $10 million debt or equity round on or before December 31, 2024, with final amount to be determined by the Chief Executive Officer based on the involvement and support of Ms. Pizarro.

Boris Minev, Ph.D. On March 1, 2023, we entered into an employment agreement, as amended, with Boris Minev, Ph.D. Dr. Minev is entitled to an initial annual base salary of $300,000, which will be increased to $375,000 in the event we complete a single capital raise of $10 million or more. Dr. Minev may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 30% as approved from time to time by the board of directors. In addition, Dr. Minev will be entitled to a bonus of $100,000 for SNVI IND approval, and an additional $100,000 bonus for NNVI Phae 1B/2 IND approval or contributing significantly to signing of a license agreement in excess of $5 million. Under his employment agreement, Dr. Minev is entitled to receive an option to purchase 3,136 shares of common stock. In addition, Dr. Minev will be granted options to purchase 3,136 shares of common stock upon approval of the SNVI IND and options to purchase an additional 3,136 shares upon approval of the NNVI Phase 1B/2 IND.

Andrew Jackson. On October 25, 2023, we entered into an employment agreement with Andrew Jackson to serve as Chief Financial Officer, which became effective on October 30, 2023. Mr. Jackson has an annual base salary of $430,000 and is eligible to receive an annual bonus representing up to 35% of Mr. Jackson’s base salary, subject to the approval of the Board of Directors. In addition, subject to approval by the Board of Directors, we agreed to grant Mr. Jackson 30,000 incentive stock option to purchase Company common stock at an exercise price equal to the fair market value per share of the Company’s common stock on the date of grant (the “Stock Options”). Vesting of Stock Options will commence on the Effective Date (“Vesting Commencement Date”) and shall have a one (1) year cliff wherein 25% shall vest upon the one (1) year anniversary of the Vesting Commencement Date, and thereafter, 1/36th of the remaining shares subject to the Stock Options shall vest on the last day of each one month period of Mr. Jackson’s service as an employee, so that all of the shares subject to the Stock Options shall be vested on the fourth (4th) anniversary of the Vesting Commencement Date.

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Non-Employee Director Compensation Policy

The board of directors will review director compensation periodically to ensure that director compensation remains competitive such that we will be able to recruit and retain qualified directors. We intend to develop a director compensation program that is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward directors who contribute to our long-term success.

2023 Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors earned or paid for services rendered to Calidi for the year ended December 31, 2023. Mr. Camaisa and Mr. Ng also served as our directors. Mr. Camaisa’s and Mr. Ng’s compensation as named executive officer is set forth above under “Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	RESTRICTED STOCK UNITS ($)	TOTAL ($)
James A. Schoeneck	-	90,439	19,125	109,564
Scott Leftwich(3)	73,328	90,439	16,125	179,892
Heehyoung Lee, Ph.D.(5)	-	-	-	-
Alfonso Zulueta(4)	-		10,160	10,160
Paul H. Neuharth, Jr.(4)	-	-	-	-
Alan Stewart(6)	-	107,448	13,108	120,556
Thomas Vecchiolla(7)	-	-	13,875	13,875
	73,328	288,326	72,393	434,047

(1)	This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. This calculation assumes that the director will perform the requisite service for the award to vest in full as required by SEC rules. These amounts do not reflect the actual economic value that will be realized by the director upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	The table below lists the aggregate number of shares subject to option awards outstanding for each of our directors, other than Mr. Camaisa, as of December 31, 2023.
(3)	Certain fees earned by Mr. Leftwich were deferred and unpaid prior to January 1, 2021, and as of December 31, 2023, accrued and unpaid board and advisory fees due to Mr. Leftwich totaled $555,730.
(4)	Mr. Zulueta was appointed as a member of the Board of Directors and Mr. Neuharth resigned as a member of the Board of Directors, both effective as of February 1, 2022. Mr. Zulueta resigned as a director on November 29, 2023.
(5)	Ms. Lee resigned as director on October 10, 2023.
(6)	Mr. Stewart was appointed as director on October 10, 2023
(7)	Mr. Vecchiolla resigned as a director effective January 1, 2024.

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NUMBER OF SHARES SUBJECT TO OUTSTANDING OPTIONS AS OF DECEMBER 31, 2023
Scott Leftwich	67,380

George Ng(1)	64,518

James A. Schoeneck	39,597

Alan Stewart(2)	5,250

Thomas Vecchiolla(3)	-

David LaPre(4)	-

(1)	In February 2022, Mr. Ng. was hired as Calidi’s President and Chief Operating Officer - see Summary Compensation Table above and serves as a director but does not receive any additional compensation in his capacity as a director other than an initial issuance of options to purchase 4,163 shares of common stock. Also includes options to purchase 20,812 shares of common stock granted pursuant to Mr. Ng’s employment contract discussed above. Mr. Ng was terminated as President and Chief Operating Officer on June 23, 2023. Hi term as a director will end on the date of the 2024 annual general meeting.
(2)	Mr. Stewart was appointed to the Board on October 10, 2023.
(3)	Mr. Vecchiolla resigned as a director effective January 1, 2024.
(4)	Mr. La Pre was appointed to the Board on January 1, 2024.

Non-Employee Director Compensation Policy

We provide cash and/or equity-based compensation to certain of our directors for the time and effort necessary to serve as a member of our board of directors. In addition, all of our directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of the board or committees thereof.

Equity Incentive Plan

Prior to January 1, 2019, we adopted the 2016 Stock Plan (the “2016 Plan”) under which we were authorized to grant stock options, restricted stock, a stock appreciation right, or a restricted stock unit award. In June 2019, we adopted the 2019 Equity Incentive Plan (the “2019 Plan”) to replace the 2016 Plan. Other than the change of plan name and incorporation state, all the terms of the 2016 Plan were carried over into the 2019 Plan. In adopting the 2019 Plan, we terminated the 2016 Plan and may no longer grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2016 Plan; however, stock options issued under the 2016 Plan will continue to be in effect in accordance with their terms and the terms of the 2019 Plan, which are substantially the same terms as the 2016 Plan, until the exercise or expiration of the individual options awards. In connection with the Business Combination, we assumed the outstanding options granted under the 2019 Plan. Upon completion of the Business Combination on September 12, 2023, we adopted the 2023 Equity Incentive Plan (the “2023 Plan” or the “Incentive Plan”). Since only the outstanding options under the 2019 Plan was assumed, we may no longer grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2019 Plan; however, stock options issued under the 2019 Plan will continue to be in effect in accordance with their terms and the terms of the 2023 Plan until the exercise or expiration of the individual options awards.

The 2019 Plan reserved the right for the Board of Directors as the administrator of the plan (the “Administrator”) to issue up to shares pursuant to 2,000,000 equity awards, which was increased to up to 2,550,000 in May 2022, including stock options (“Options”), restricted stock awards (“Restricted Stock”), dividend equivalents awards, stock payment awards, restricted stock units (“RSUs”) and/or stock appreciation rights (“SARs”, together with Options, Restricted Stock and RSUs, “Awards”), according to its discretion. Awards may be granted under the 2019 Plan to our employees, directors, and consultants. As of December 31, 2023, the Administrator has not issued any Restricted Stock, RSUs, dividend equivalents awards, stock payment awards or SARs. Stock options remain as the sole outstanding type of award under the 2019 Plans.

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Under the 2019 Plan, awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events depending on the Administrator’s discretion. The Administrator has broad authority to determine the terms and conditions of any Award granted pursuant to the 2019 Plan including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof as the Administrator, in its sole discretion may determine.

No Awards may be granted under the 2019 Plan with a term of more than ten years and no Awards granted may be exercised after the expiration of ten years from the date of grant.

The 2023 Plan reserved the right for the Compensation Committee or by the Board of Directors acting as the Compensation Committee, as the administrator of the plan (the “Administrator”) to issue up to 393,781 equity awards, including stock options (“Options”), restricted stock awards (“Restricted Stock”), dividend equivalents awards, stock payment awards, restricted stock units (“RSUs”) and/or stock appreciation rights (“SARs”, together with Options, Restricted Stock and RSUs, “Awards”), according to its discretion. Awards may be granted under the 2023 Plan to our employees, directors, and consultants. As of December 31, 2023, the Administrator has issued RSUs and stock options under the 2023 Plan.

Under the 2023 Plan, Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events depending on the Administrator’s discretion. The Administrator has broad authority to determine the terms and conditions of any Award granted pursuant to the 2023 Plan including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof as the Administrator, in its sole discretion may determine.

No Awards may be granted under the 2023 Plan with a term of more than ten years and no Awards granted may be exercised after the expiration of ten years from the date of grant.

On January 18, 2023, the Board of Directors approved a repricing for the exercise price for approximately 0.2 million stock options that had been previously granted at $92.70 per share to $71.10 per share to reflect the current fair value of Calidi’s common stock taking this Business Combination into account. All vesting conditions remained unchanged. As of December 31, 2023, there were options to purchase 757,874 shares of Calidi common stock outstanding under the 2019 Plan, with exercise prices ranging from $4.80 per share to $71.10 per share. As of December 31, 2023, there were options to purchase 29,301 shares of Calidi common stock outstanding under the 2023 Plan, with exercise prices ranging from $18.00 per share to $29.80 per share.

Stock Options

Options granted under the 2019 Plan and 2023 Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify as incentive stock options. Incentive stock options may be granted only to our employees and employees of domestic subsidiaries, as applicable. The exercise price of stock options shall be equal to or greater than the fair market value of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000, otherwise it will be classified as a non-qualified stock option.

The exercise price of an option may be payable in cash or in common stock, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Administrator may approve.

Generally, options vest over four years and will be exercisable only while the optionee remains an employee, director or consultant, or during the three months thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of twelve months after termination or the expiration date of the option.

Certain option awards provide for accelerated vesting if there is a change in control as defined in the 2019 Plan and 2023 Plan or upon completion of a merger, including this Business Combination. Although it is anticipated that the Business Combination did not constitute a change in control under the 2019 Plan, it did however, result in unvested options representing approximately 6,701 shares of common stock that were subject to accelerated vesting at the Closing.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information about equity awards granted to Calidi’s named executive officers that remained outstanding as of December 31, 2023.

OPTION AWARDS
NAME	grant date	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)		OPTION EXPIRATION DATE

Allan J. Camaisa (granted to AJC Capital, of which Mr. Camaisa is the sole member except for the grants on March 30, 2021, February 1, 2022 and December 21, 2023, which were granted to Mr. Camaisa individually)	7/01/2016	33,299	-	4.80		7/01/2026
	7/01/2016	41,623	-	6.01		7/01/2026
	7/01/2016	4,163	-	6.01		7/01/2026
	1/01/2017	41,623	-	6.01		1/01/2027
	1/01/2018	41,623	-	6.01		1/01/2028
	1/01/2019	41,623	-	6.01		1/01/2029
	1/01/2020	40,755	868	24.00		1/01/2030
	3/30/2021	7,154	3,252	24.00		3/30/2031
	12/02/2021	5,202	3,123	24.00		12/2/2031
	12/02/2021	5,853	4,553	40.10		12/2/2031
	3/30/2021	286	131	24.00		3/30/2031
	2/01/2022	2,017	4,428	71.10	(1)	2/1/2032
	12/21/2023	10,000	-	18.02		12/21/2033

George Ng(2)	5/09/2019	20,812	-	18.02		5/09/2029
	10/09/2019	10,406	-	18.02		10/09/2029
	3/30/2021	5,723	2,602	24.00		3/30/2031
	2/01/2022	9,538	11,274	71.10 (1)		2/1/2032
	2/01/2022	1,908	2,255	71.10 (1)		2/1/2032

Wendy Pizarro	2/01/2022	538	2,628	40.10		12/1/2032
	2/01/2022	5,923	9,019	71.10	(1)	2/1/2032

Tony Kalajian	3/30/2021	1,561	-	24.00		1/23/2024	(3)
	12/2/2021	433	-	40.10		1/23/2024	(3)

Boris Minev	7/01/2016	14,569	-	6.01		7/1/2026
	12/27/2019	260	87	24.00		12/27/2029
	4/15/2020	173	174	24.00		4/15/2030
	3/30/2021	650	3,252	24.00		3/30/2031
	2/28/2022	260	2,255	71.10	(1)	2/28/2032

(1)	On January 18, 2023, the $92.70 exercise price per share was adjusted to $71.10 per share pursuant to a January 2023 valuation and a repricing of certain stock options approved by Calidi’s Board of Directors. All vesting conditions remained unchanged.

(2)	On June 23, 2023, Mr. Ng was terminated as President and Chief Operating Officer. He remains a director of Calidi, until the date of the 2024 annual general meeting.
(3)	On October 23, 2023, Mr. Kalajian resigned as Chief Accounting Officer and Interim Chief Financial Officer. Pursuant to his option agreements, his exercisable options expire three months following his termination date.

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Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2023:

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)	Weighted- average exercise price of outstanding options, and issuance price of RSUs (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by shareholders(1)	757,874	$26.06	-
Equity compensation plans approved by shareholders(2)	33,328	$19.86	360,453
Equity compensation plans approved by shareholders(3)	-	$-	393,781
Total	791,202	$25.80	754,234

(1)	Represents shares of common stock reserved for issuance under options granted under the 2019 Equity Incentive Plan of Calidi (the “2019 Plan”), which options were assumed by us in connection with the Business Combination. As of December 31, 2023, there were 757,874 options outstanding.
(2)	Represents shares of common stock reserved for issuance under the 2023 Equity Incentive Plan (the “2023 Plan”) which was approved by our shareholders on August 28, 2023.
(3)	Represents the number of shares of common stock reserved as authorized for the grant of options under the Employee Stock Purchase Plan (the “2023 ESPP”), which was approved by our shareholders on August 28, 2023.

Non-Equity Compensation

We seek to motivate and reward our named executive officers for achievements relative to our corporate goals and expectations for each fiscal year. Each of our named executive officers is eligible to receive an annual performance bonus payable in cash of up to 50% for Mr. Camaisa, up to 35% for Mr. Jackson, up to 40% for Ms. Pizarro, up to 30% for Dr. Minev, and up to 50% for other executive officers, as approved by our board of directors from time to time based on the achievement of individual and company-wide annual performance goals as determined by our compensation committee.

Payments upon Termination or Change-in-Control

Pursuant to their respective employment agreements, each named executive officer is entitled to receive amounts described below upon a qualifying termination or Change in Control.

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Allan Camaisa. Pursuant to his employment agreement, if Mr. Camaisa’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) a severance payment equal to twelve months of his then-current base salary and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control (as defined in his employment agreement), he will be entitled to receive severance payments equal to twenty-four months of his then-current base salary following his termination, and (ii) continued health benefits under COBRA for up to twelve months (twenty months upon a Change in Control), or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs three months prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Mr. Camaisa at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of his employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Mr. Camaisa at the time will be automatically vested upon execution of the merger or acquisition transaction. Mr. Camaisa’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi.

George Ng. Pursuant to his employment agreement, if Mr. Ng’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) a severance payment equal to twelve months of his then-current base salary and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control, he will be entitled to receive severance payments equal to twenty-four months of his then-current base salary following his termination, and (ii) continued health benefits under COBRA for up to twelve months (twenty months upon a Change in Control), or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs three months prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Mr. Ng at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of his employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Mr. Ng at the time will be automatically vested upon execution of the merger or acquisition transaction. Mr. Ng’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi. Effective June 23, 2023, Mr. Ng’s employment was terminated.

On June 23, 2023, Mr. Ng was terminated as President and Chief Operating Officer, and on that same date, Mr. Ng entered into a separation agreement and release (“Ng Separation Agreement”). Under the terms of the Ng Separation Agreement, Mr. Ng will be paid $450,000 all due and payable twelve months from the effective date, as defined in the Ng Separation Agreement. Further, Calidi will reimburse Mr. Ng for his medical premiums pursuant to COBRA for a period of 6 months. In addition, certain bonuses due to Mr. Ng and amounts due to Mr. Ng’s consulting firm in the aggregate amount of $166,000 were contributed for the purchase of a SAFE agreement with Calidi which provides that upon a conversion event, including a business combination, the purchase amount under the SAFEs will automatically convert into the type of stock issued in conversion event, generally equal to the number of shares resulting from the purchase amount of the SAFE at 80% of the per share price issued in the conversion event. Finally, as discussed above, Mr. Ng’s outstanding stock options are subject to the Ng Consulting Agreement. In connection with entering into the Ng Separation Agreement, Calidi and Mr. Ng entered into a mutual general release. Mr. Ng’s term as a Class I director on the board of directors of the Company will also expire on the date of the 2024 annual general meeting.

Wendy Pizarro. Pursuant to her employment agreement, if Ms. Pizarro’s employment with us ends due to her resignation for “good reason” or her termination by us other than for “cause,” each as defined in her employment agreement, she is entitled to receive: (i) severance payments equal to six months of her then-current base salary following her termination and in the event of her termination other than for “cause” or resignation for “good reason” occurs after a Change in Control, she will be entitled to receive severance payments equal to twelve months of her then-current base salary following her termination, and (ii) continued premiums for health benefits under COBRA for up to six months (twelve months upon a Change in Control) or if earlier, the date she is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs three months prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Ms. Pizarro at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of her employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Ms. Pizarro at the time will be automatically vested upon execution of the merger or acquisition transaction. Ms. Pizarro’s benefits are conditioned, among other things, on her compliance with her post-termination obligations under her employment agreement and her execution of a general release of claims in favor of Calidi.

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Tony Kalajian Pursuant to his employment agreement dated September 1, 2021, if Mr. Kalajian’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) severance payments equal to six months of his then-current base salary following his termination and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control, he will be entitled to receive severance payments equal to twelve months of her then-current base salary following her termination, and (ii) continued premiums for health benefits under COBRA for up to six months (twelve months upon a Change in Control) or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. Mr. Kalajian’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi. On October 23, 2023, Mr. Kalajian resigned and on November 15, 2023, he filed a complaint in the Superior Court of the State of California County of San Diego against us, among others, alleging constructive discharge of his position of interim Chief Financial Officer.

Boris Minev, Ph.D. Pursuant to his employment agreement, if Dr. Minev’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) severance payments equal to six months of his then-current base salary following his termination and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control, he will be entitled to receive severance payments equal to twelve months of his then-current base salary following his termination, and (ii) continued premiums for health benefits under COBRA for up to six months (twelve months upon a Change in Control) or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs 90 days prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Dr. Minev at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of his employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Dr. Minev at the time will be automatically vested upon execution of the merger or acquisition transaction. Dr. Minev’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi.

Andrew Jackson. Mr. Jackson’s employment agreement may be terminated, in writing with at least thirty (30) days’ prior written notice, by the Company for or without cause or by Mr. Jackson with or without good reason. If Mr. Jackson’s employment is terminated without cause or he resigns with good reason, Mr. Jackson will receive the following severance benefits, including but not limited to, his fully earned but unpaid base salary; six (6) months’(“Severance Period”) pay at Mr. Jackson’s monthly base salary rate, payable in a lump sum or in instalments subject to the Company’s discretion; and additional stock award acceleration under the circumstances described therein. In the event Mr. Jackson’s employment is terminated without cause or he resigns with good reason following a change in control, the Severance Period shall be increased to 12 (twelve) months and the cash severance shall instead be paid in a lump sum. Such post-termination payments and benefits are conditioned on Mr. Jackson’s execution and non-revocation of a general release of claims in favor of the Company.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Calidi during the fiscal year ended December 31, 2023.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan sponsored by Calidi during the fiscal year ended December 31, 2023.

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Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has ever been an executive officer or employee of the Company. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of our board of directors or compensation committee.

CORPORATE GOVERNANCE

Board Composition

Our business and affairs will be managed under the direction of our board of directors. Mr. Camaisa serves as Chair of the board of directors. The primary responsibilities of the board of directors will be to provide oversight, strategic guidance, counselling and direction to our management. The board of directors will meet on a regular basis and additionally as required.

In accordance with the terms of the Bylaws, the board of directors may establish the authorized number of directors from time to time by resolution. The board of directors consists of six (6) members.

Our stockholders held the Special Meeting, at which meeting the stockholders approved and adopted a proposal to elect seven directors to serve staggered terms on the board of directors upon the consummation of the Business Combination until the first, second and third annual meetings of stockholders following the date of effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, as applicable, or until the election and qualification of their respective successors, or until their earlier resignation, removal or death. In accordance with the Second Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of this Second Amended and Restated Certificate of Incorporation; the term of the initial Class II Directors expires at the second annual meeting of the stockholders of the Company following the effectiveness the Second Amended and Restated Certificate of Incorporation; and the term of the initial Class III Directors will expire at the third annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation. As of the date of this proxy statement, the directors of the initial Class I, Class II and Class III are as follows:

●	George Ng and Alan Stewart serve as the Class I directors;
●	George Peoples and James Schoeneck serve as the Class II directors; and
●	Allan Camaisa and Scott Leftwich serve as the Class III directors.

On August 16, 2024, the members of the Nominating and Corporate Governance Committee (the “Committee”) on receipt of a notice from an incumbent Class I director, George Ng, noted his decision to allow the term of his position as a Director of the Board to expire and to not seek re-election to the Board. The Committee determined that it would be in the best interests of the Company to reduce the size of the Board from six (6) members to five (5) members, thereby reducing the number of Class I directors from two (2) to one (1). On August 16, 2024, the Committee’s recommendation was also approved by the Company’s entire Board. Accordingly, our Board will comprise of only one Class I director, after the 2024 annual general meeting.

Independence of the Board of Directors

In connection with the appointment of the directors to the committees, the board of directors undertook a review of the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the board of directors determined that none of the directors, other than Mr. Camaisa and Mr. Ng, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the NYSE American listing standards. In making these determinations, the board of directors of considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the board of directors deems relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions described in the section entitled “Related Party Transactions.”

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Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning her or his background, employment and affiliations, including family relationships, our Board has determined that the following Board Members are “independent” as defined under the NYSE American Company Guide; Alan Stewart, George Peoples, Scott Leftwich, and James Schoeneck. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in any stockholders agreement to which the Company is a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current Board members and management for the names of potentially qualified candidates or may ask Board members and management to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election to the Board.

The Nominating and Corporate Governance Committee believes that the Board should consist of individuals who possess the integrity, education, work ethic, experience, and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that it is desirable for directors to own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director’s or nominee’s:

●	business experience;
●	industry experience;
●	financial background;
●	breadth of knowledge about issues affecting the Company; and
●	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates. The Board will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to our Corporate Secretary. To be timely, the notice must be received at our principal executive offices as set forth under “Stockholder Proposals” below. Notice of a nomination must include the following information: your name, address, and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. The notice must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). Stockholders must submit the nominee’s consent to be elected and to serve, if elected. The Board may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

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Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met 10 times and acted by unanimous written consent 10 times during our fiscal year ended December 31, 2023. Our Audit Committee met 2 times and acted 0 times by unanimous written consent. Our Compensation Committee met 2 times and acted 0 times by unanimous written consent. Our Nominating & Corporate Governance Committee met 1 time and acted 0 times by unanimous written consent. Each director serving during Fiscal 2023 attended at least 75% of the meetings of the Board and the committees of the Board upon which such director served that were held during Fiscal 2023, and there was a quorum at each meeting.

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, but directors are encouraged to attend. We held our 2023 Annual Meeting in a virtual meeting format, for which all of our directors, at the time, were in attendance.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

None of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships and Arrangements

There are no family relationships among any of our directors or executive officers. Except as provided in the Merger Agreement in connection with the Business Combination, there are no arrangements or understandings with any other person under which any of our directors and officers was elected or appointed as a director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten (10) years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of our Board

Audit Committee

The audit committee consists of the following members: Alan Stewart and James Schoeneck. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under the NYSE American listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairman of our audit committee is Alan Stewart. Our board of directors has determined that Alan Stewart is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his or her employment.

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The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

●	helping our board of directors oversee our corporate accounting and financial reporting processes;
●	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;
●	assisting with design and implementation of our risk assessment functions;
●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing related person transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and
●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

The compensation committee consists of the following members: James Schoeneck and Scott Leftwich. The chairman of our compensation committee is James Schoeneck. Our board of directors has determined that each member of the compensation committee satisfies the independence requirements under the listing standards of the NYSE American and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

Specific responsibilities of our compensation committee include:

●	reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers;
●	reviewing and recommending to our board of directors the compensation of our directors;
●	administering our equity incentive plans and other benefit programs;
●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy; and
●	reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

Nominating & Corporate Governance Committee

The nominating and corporate governance committee consists of the following members: Scott Leftwich, James Schoeneck and Alan Stewart. The chairman of our nominating and corporate governance committee is Scott Leftwich. Our board of directors has determined that each member of the nominating and corporate governance committee satisfies the independence requirements under the listing standards of the NYSE American.

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The nominating committee is responsible for, among other things:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors
●	considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;
●	reviewing with our chief executive officer the plans for succession to the offices of our executive officers and make recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions;
●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters; and
●	overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chair of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Camaisa serves as both the Chief Executive Officer and as Chair of the Board. At this time, the Board believes that these combined roles are beneficial to both the daily operations of the Company and the strategic perspective of the Board.

Board’s Role in the Oversight of Risk Management

One of the key functions of the board of directors is to have informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, Our board of directors is responsible for monitoring and assessing strategic risk exposure and the audit committee will have the responsibility to consider and discuss the major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. The compensation committee also assesses and monitors whether the compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. The Code of Conduct is available at the governance section of our website at www.calidibio.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on our website to the extent required by applicable rules and exchange requirements.

Calidi Compensation Recovery Policy

We have adopted a compensation recovery policy, which describes the circumstances under which the Company is required to recover certain executive compensation in the event of a financial restatement resulting from material noncompliance with the financial reporting requirements under United States federal securities laws. The policy is intended to comply with the requirements of Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 811 of the NYSE American Company Guide. A copy of the compensation recovery policy is available at the governance section of our website www.calidibio.com.   Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only.

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Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Certain Relationships and Related Transactions

Other than as set forth below and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since January 1, 2021, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

Pre-Business Combination Related Party Transactions of FLAG Related Persons

On September 12, 2023, First Light Acquisition Group, Inc., a Delaware corporation (“FLAG”) consummated a series of transactions that resulted in the merger of FLAG Merger Sub Inc., a Nevada corporation and a wholly-owned subsidiary of FLAG (“Merger Sub”) and Calidi Biotherapeutics, Inc., a Nevada corporation (“Calidi”) pursuant to the Agreement and Plan of Merger (as the same has been or may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”) dated as of January 9, 2023 by and among FLAG, Calidi, First Light Acquisition Group, LLC, in the capacity as representative for the stockholders of FLAG (the “Sponsor” or the “Purchaser Representative”) and Allan Camaisa, in the capacity as representative of the stockholders of Calidi (“Seller Representative”). On August 28, 2023, FLAG held the Special Meeting, at which meeting the FLAG stockholders considered and adopted, among other matters, a proposal to approve the business combination. Pursuant to the terms of the Merger Agreement, the business combination was effected through the merger of Merger Sub with and into Calidi, with Calidi surviving such merger as a wholly-owned subsidiary of FLAG (the “Merger,” and the transactions contemplated by the Merger Agreement, the “Business Combination”). Following the consummation of the Business Combination, FLAG was renamed “Calidi Biotherapeutics, Inc.”

Founder Shares and Private Placement Warrants

In April 2021, FLAG issued an aggregate of 575,000 founder shares to Sponsor and Metric for an aggregate purchase price of $25,000 in cash, or approximately $0.04 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the issued and outstanding shares upon completion of the Initial Public Offering. Prior to the Initial Public Offering, an aggregate of approximately 145,266 founder shares were purchased by FLAG anchor investors from Sponsor and Metric at approximately $0.04 per share. The founder shares (including the shares of our Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

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FLAG’s sponsor and Metric (which is not an affiliate of our sponsor) purchased an additional approximately 191,216 (net of cancellations) private placement warrants for a purchase price of $15.00 per warrant in a private placement that closed simultaneously with the closing of the Initial Public Offering for gross proceeds of $5,095,733. Each private placement warrant entitles the holder to purchase one share of FLAG Class A common stock at $115.00 per share. The private placement warrants (and shares of our Class A common stock issued or issuable upon exercise thereof) may not be transferred, assigned or sold by the holder until 30 days after the consummation of our initial business combination, except with respect to certain permitted transfers.

Sponsor Agreement

Simultaneously with the execution of the Merger Agreement, FLAG, Calidi, the Sponsor, Metric and the Insiders entered into the Sponsor Agreement. Pursuant to the terms of the Sponsor Agreement, the Sponsor, Metric and the Insiders agreed, among other things, (A) to vote any shares of FLAG Common Stock held by such party in favor of the Business Combination and (B) not to redeem any shares of FLAG Class A Common Stock or FLAG Class B Common Stock, in connection with the Redemption. Additionally, the Sponsor and Metric agreed to make available up to approximately 339,716 FLAG Private Placement Warrants and approximately 64,396 FLAG Class B Common Stock, in the case of the Sponsor, and approximately 21,789 FLAG Class B Common Stock, in the case of Metric (i) as incentives in connection with any Sponsor-Assisted Permitted Calidi Equity Issuance, or (ii) to pay expenses or otherwise reduce costs incurred in connection with the Business Combination, or in connection with other pre-Closing operating costs of FLAG or otherwise forfeit such Incentive Securities for no consideration.

In connection with the Business Combination, the Sponsor and Metric, in the aggregate: (i) transferred approximately 143,828 shares of Class B Common Stock and Private Placement Warrants to purchase up to approximately 134,935 shares of common stock to other parties who assisted in raising capital, restructured their debt obligations or accepted the Class B common stock and/or warrants in exchange for the cancellation of debt; and (ii) cancelled approximately 22,291 shares of Class B common stock and Private Placement Warrants to purchase approximately 148,500 shares of common stock,

Finally, the Sponsor and Metric each agreed that if the Closing occurs, it shall not transfer, with limited exceptions, (i) fifty percent (50%) of shares of the New Calidi Common Stock held by the Sponsor and held by Metric until the earliest to occur of (A) six months after the Closing; (B) subsequent to the Closing, the date on which the last reported sale price of the shares of New Calidi Common Stock equals or exceeds $120.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 days within any 30 consecutive day trading period commencing at least 150 days after the Closing; and (C) subsequent to the Closing, the date on which New Calidi completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the FLAG’s public stockholders having the right to exchange their shares of New Calidi Common Stock for cash, securities or other property (a “Subsequent Transaction”) and (ii) the remaining fifty percent (50%) of the New Calidi Common Stock held by the Sponsor and Metric until the earliest to occur of (A) twelve months after the Closing; (B) subsequent to the Closing, the date on which the last reported sale price of the shares of New Calidi Common Stock equals or exceeds $120.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 days within any 30 consecutive day trading period commencing at least 150 days after the Closing; and (C) subsequent to the Closing, the date on which New Calidi completes a Subsequent Transaction.

Related Party Loans

In November 2022, December 2022, and January 2023, FLAG issued Promissory Notes to certain officers, directors and others with an aggregate borrowing capacity of $710,000 to fund working capital and payments in connection with the extension of the deadline by which we must complete our initial business combination. Under the terms of such notes, we are required to pay interest on the notes at a per annum rate of 50% to 100% of the loan amount of the Promissory Notes. On December 13, 2022, FLAG issued the Jackson Note to Jackson Investment Group, LLC, an existing FLAG investor, with a borrowing capacity of $205,000. Under the terms of the Jackson Note, FLAG is required to pay interest at a per annum rate of 50% of the loan amount. On December 27, 2022, FLAG issued the Calidi Note to Calidi with a borrowing capacity of $75,000. The Calidi Note bears no interest. Each of the Promissory Notes, the Jackson Note and the Calidi Note is payable in full on the earliest to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. The outstanding principal balance under these notes was $767,500 as of December 31, 2022.

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In connection with the consummation of the Business Combination on September 12, 2023, we paid approximately $0.3 million in principal and accrued interest in Promissory Notes at the Closing and settled in shares of FLAG common stock and Private Warrants of $1.1 million in principal and accrued interest immediately prior to the Closing. Calidi Notes were assumed by New Calidi in the Business Combination.

Registration Rights Agreement

In connection with consummation of the Business Combination, FLAG, Calidi, the Sponsor, Metric and the Significant Calidi Holders entered into the Registration Rights Agreement. The Registration Rights Agreement provides these holders (and their permitted transferees) with, among other things, (i) the right to require New Calidi, at New Calidi’s expense, to file a registration statement in respect of the resale of up to approximately 1,891,299 shares of New Calid Common Stock that they hold within 30 days following the Closing Date and on customary terms for a transaction of this type and (ii) customary registration rights, including demand, piggy-back and shelf registration rights.

Voting and Lock-Up Agreement

Simultaneously with the execution of the Merger Agreement, each Significant Calidi Holder entered into a Voting and Lock-Up Agreement with FLAG and Calidi. Pursuant to the Voting and Lock-Up Agreement, each Significant Calidi Holder agreed to execute and deliver the Calidi Stockholder Consent to FLAG within fifteen (15) business days following the time that the Registration Statement is declared effective under the Securities Act approving the Merger Agreement and the ancillary agreements under the Transactions and any other matters necessary or appropriate in order to effect the Merger and the Transactions contemplated by the Merger Agreement. Additionally, with respect to the shares received as Merger Consideration, each Significant Calidi Holder agreed that if Closing occurs, (A) with respect to 50% of the shares of New Calidi Common Stock received by such Holder as Merger Consideration, he will not transfer such shares, with limited exceptions, until the earliest of (a) the six-month anniversary of the Closing, (b) subsequent to the Closing, the date on which the closing price of New Calidi Common Stock equals or exceeds $120.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 days within any 30 consecutive day trading period commencing at least 150 days after the Closing and (c) subsequent to the Closing, the date on which New Calidi completes a Subsequent Transaction, and (B) with respect to the remaining 50% of such shares, he will not transfer such shares, with limited exceptions, until the earliest to occur of (a) the twelve-month anniversary of the Closing, (b) subsequent to the Closing, the date on which the closing price of New Calidi Common Stock equals or exceeds $120.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 days within any 30 consecutive day trading period commencing at least 150 days after the Closing and (c) subsequent to the Closing, the date on which New Calidi completes a Subsequent Transaction. Approximately 1,689,775 shares of New Calidi Common Stock are subject to lock-up arrangements pursuant to the Sponsor Agreement and Voting and Lock-Up Agreements.

Pre-Business Combination Related Party Transactions of Calidi

The following is a description of transactions for the years ended December 31, 2023 and 2022, to which Calidi was a party, in which:

●	the amounts involved exceeded or will exceed the lesser of (1) $120,000, or (2) 1% of the average of Calidi’s total assets for the last two completed fiscal years; and

●	any of its directors, executive officers, or holders of more than 5% of its common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

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Settlement Arrangement

In July 2020, Calidi’s former executive, co-founder and shareholder of Founders Preferred Stock (the “Former Executive”), filed a complaint in the San Diego Superior Court (“the Complaint”) against Calidi and AJC Capital, LLC, and Calidi’s current CEO, asserting certain claims. Calidi denied those allegations and filed a cross-complaint against the Former Executive. On March 18, 2021, all parties ultimately settled pursuant to the terms of a Settlement and Mutual Release Agreement (“the Settlement Agreement”), in which the parties agreed to release each other from all claims. Under the Settlement Agreement, the Former Executive agreed to immediately transfer and assign all patents filed by Calidi during the Former Executive’s employment and otherwise fully cooperate with ongoing patent and intellectual property matters and other company matters, including entering into a voting agreement with the majority shareholders. Calidi agreed to pay the Former Executive $1.1 million in cash, with $60,000 payable within 30 days of the Settlement Agreement and $20,000 per month until paid in full. Furthermore, if Calidi secures at least $10.0 million in equity funding, as defined in the Settlement Agreement, the then entire unpaid settlement liability amount will become due and payable. At the consummation of the Business Combination, the approximate $0.5 million remaining balance due to the Former Executive was accelerated and paid shortly after the Closing.

Financing

Prior to the Business Combination, Calidi has funded its operations to date primarily through private sales of convertible preferred stock, contingently convertible and convertible promissory notes and common stock. These investments have included various related parties, including (i) AJC Capital, LLC, an entity beneficially owned and controlled by Allan Camaisa (Calidi’s executive officer, director and principal stockholder) (“AJC Capital”), (ii) other directors and executive officers of Calidi, (iii) Won and Partners, an entity in which Heehyoung Lee (Calidi’s former director) (“Won & Partners”) is a partner, (iv) Peng Ventures, an entity in which Mr. Ng (Calidi’s director and executive officer) is a partner, and (iv) other directors and executive officers, as further discussed below.

Common Stock

In June 2021, as an extension fee for the 2020 Term Loan, as further described below, AJC Capital received 1,873 shares of common stock, valued at $24.00 per share.

In 2021, Tony Kalajian (Calidi’s former Chief Accounting Officer and Interim Chief Financial Officer) acquired 7,284 shares of common stock, valued at $24.00 per share and $40.10 per share.

In 2022, Calidi issued 1,618 shares of common stock, valued at $92.70 per shares, to certain directors and other related parties as consideration for various term notes issued for working capital purposes, further discussed under 2022 Term Notes Payable below.

Convertible Notes

2017 Convertible Note

In March 2017, Calidi issued a $150,000 convertible promissory note (the “2017 Convertible Note”) to Scott Leftwich, a director. Calidi issued shares of common stock in lieu of cash interest in the amount of one share of common stock per $10.00 (pre-Business Combination) of principal loaned. The value allocated to the common stock was recognized as a debt discount on the 2017 Convertible Note and the amount was insignificant. The 2017 Convertible Note allows Mr. Leftwich, at his election, to convert the principal amount into Series A-1 Convertible Preferred Stock at a conversion price of $10.00 (pre-Business Combination). In December 2021, the 2017 Convertible Notes, upon their scheduled maturity dates, were extended to June 30, 2022. In March 2022, Mr. Leftwich converted the 2017 Convertible Note into 15,000 shares of Series A-1 convertible preferred stock (pre-Business Combination). In connection with the Business Combination, all the outstanding Series A-1 convertible preferred stock was converted to Calidi common stock immediately prior to the Business Combination and exchanged for New Calidi Common Stock at the Closing at the final conversion ratio of approximately 0.42.

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2018 Convertible Notes

Between January 2018 and June 2018, Calidi issued $1.4 million of convertible promissory notes (the “2018 Convertible Notes”) to investors, including to related parties, with original maturity dates of 18 months from the dates of issuance. In lieu of cash interest, Calidi issued to the investors shares of common stock in the amount of its shares of common stock per $10.00 (pre-Business Combination) of principal loaned. The 2018 Convertible Notes allow the investors, at their election, to convert the principal amount into Series A-2 Convertible Preferred Stock at a conversion price of $17.50 (pre-Business Combination). In December 2021, the 2018 Convertible Notes, upon their scheduled maturity dates, were extended to June 30, 2022.

In March 2022, Mr. Leftwich converted $450,000 of the 2018 Convertible Note into 25,715 (pre-Business Combination) shares of Series A-2 convertible preferred stock. Mr. Leftwich no longer holds any 2018 Convertible Notes.

In July 2022, the maturity date for the 2018 Convertible Notes was extended to the earlier of i) June 30, 2023 or ii) Calidi’s completion of a qualified financing of $15 million or more. The amended 2018 Convertible Notes will accrue interest at 10% per annum. The 2018 Convertible Notes were converted pursuant to their provisions in connection with the Business Combination on September 12, 2023 and are no longer outstanding as of that date.

The following director and executive officer, or their respective affiliates, participated in the 2018 Convertible Notes.

Name and Position	Aggregate Purchase Price

AJC Capital (Mr. Camaisa)	$700,000

Scott Leftwich	$450,000

Paul Neuharth	$25,000

2020 Contingently Convertible Notes, at fair value

In January 2020, Calidi issued a $1.0 million convertible promissory note to Won & Partners, a partnership affiliated with Dr. Lee, Calidi’s director, that was to mature on January 23, 2023, but was extended until June 30, 2023 (the “2020 CCNPs”). Dr. Lee is a partner in a partnership agreement with Won & Partners, who holds the 2020 CCNPs issued by Calidi. The 2020 CCNPs accrue interest at 5% per annum, compounded yearly, that are due and payable at maturity unless otherwise converted prior to maturity. Calidi may not elect to prepay the principal and interest without the written consent of the lenders. Upon a next equity financing of at least $8.0 million, for the principal and accrued interest through that date, the holders, at their sole election, may exercise the conversion option (pre-Business Combination) into the type of stock issued in the financing at the lower price equal to: (i) 70% of the per share price paid by investors in the financing; or (ii) 70% of a per share price equal to $100.0 million divided by the total number of issued and outstanding shares as of the date of issuance; or (iii) $20.00. In addition, upon the next equity financing occurring, the investors will also receive a warrant equal to 30% of principal invested at an exercise price equal to the per share price paid by investors in the financing. Upon a Change in Control, the investors will have the option to receive a cash payment equal to the principal and accrued interest or convert the principal and accrued interest into shares of Calidi’s preferred stock to be issued, at a per share conversion price (pre-Business Combination) equal to: (i) 70% of the implied price per share of such preferred stock from such Change in Control; or (ii) 70% of a per share price equal to $100.0 million divided by the total number of issued and outstanding shares as of the date of issuance. Upon an event of default, each investor will receive a cash payment equal to the principal and accrued interest.

The 2020 CCNP was converted pursuant to its provisions in connection with the Business Combination on September 12, 2023 and are no longer outstanding as of that date.

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Term Notes Payable

2020 Term Notes Payable

Between March 2020 and May 2020, Calidi issued $600,000 of secured term notes (the “2020 Term Notes”) payable to investors, including $450,000 to AJC Capital. Calidi also issued AJC Capital warrants to purchase 90,000 (pre-Business Combination) shares of common stock at an exercise price of $10.00 per share. AJC Capital’s 2020 Term Notes receive interest at a rate equal to variable 30-day LIBOR plus 3%, subject to floor of 2%. The 2020 Term Notes mature on the earliest of the following: (i) one year from execution of the 2020 Term Notes, (ii) Calidi’s completion of certain qualified financings, (iii) the occurrence of a Change in Control, or (iv) the occurrence of an event of default, as defined in the note agreements.

In June 2021, upon the scheduled maturity of the outstanding 2020 Term Notes, the holders and Calidi agreed to extend the maturity dates for all remaining 2020 Term Notes to June 30, 2022, in exchange for 10% of the principal amount in shares of common stock as an extension fee, while all other terms and conditions remained substantially unchanged. As an extension fee, AJC Capital received 1,873 (pre-Business Combination) shares of common stock.

In July 2022, the maturity date of the 2020 Term Note was extended to the earlier of i) June 30, 2023 or ii) Calidi’s completion of a qualified financing of $15 million or more. The amended 2020 Term Note will accrue interest at 10% per annum. In connection with the closing of the Business Combination on September 12, 2023, the 2020 Term Note in principal amount of $450,000 plus accrued interest was deferred to November 1, 2023, and the remaining $50,000 plus accrued interest was paid at or shortly after the Closing.

2022 Term Notes Payable

In December 2022, Calidi issued $1.5 million in term notes (the “2022 Term Notes”) to certain directors, including AJC Capital, Scott Leftwich, James Schoeneck and an executive officer’s family office. The “2022 Term Loans” mature on the earlier of one year from the issuance date or Calidi receiving gross proceeds of $20 million or more from the issuance of shares of common stock or preferred stock in a single transaction. The 2022 Term Loans bear simple interest of 24% per annum, of which 14% is payable in cash at maturity and the remaining 10% of the principal amount invested was paid in shares of Calidi Common Stock, valued at $92.70 per share, due within 30 days of the funding of the 2022 Term Loans. In connection with the closing of the Business Combination, the 2022 Term Notes plus accrued interest were either partially settled with FLAG shares of common stock or partially deferred payment of principal and interest.

Loans Payable

In November 2020, Calidi entered into a Business Loan and Security Agreement with Channel Partners (the “2020 Business Loan”). The principal amount of the 2020 Business Loan is $150,000, payable in installments of $10,083 per month, until maturity date of 18 months from date of issuance at an effective annual interest rate of approximately 25.1%. The 2020 Business Loan is collateralized by Calidi’s assets and guaranteed by AJC Capital. In April 2022, the 2020 Business Loan was paid off in full.

2020 Line of Credit

In November 2020, Calidi, as the borrower, opened a Line of Credit (“LOC”) with City National Bank (“CNB”) for a borrowing capacity of up to $1.0 million. As a condition of approving the LOC, CNB required a corresponding collateral amount to be provided by AJC Capital in the form of a certificate of deposit in the name of AJC Capital to be held at CNB so long as the LOC remains open, including any amounts borrowed and outstanding under the LOC. As consideration for the collateral provided by AJC Capital to CNB, Calidi issued 83,240 (pre-Business Combination) warrants to purchase common stock to AJC Capital at an exercise price of $10.00 (pre-Business Combination) per share. The entire principal amount of the LOC is outstanding and matures on October 26, 2023. The LOC is not expected to be paid off in connection with the closing of the Business Combination.

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2021 Secured Note

In January 2021, Calidi entered into a note agreement with Scott Leftwich, Calidi’s director, to borrow up to $500,000 (“2021 Secured Note”). In March 2021, Calidi issued the full amount of the 2021 Secured Note and concurrently issued warrants to purchase 41,620 (pre-Business Combination) shares of Calidi Common Stock at an exercise price of $24.00 (pre-Business Combination) per share. The 2021 Secured Note bears interest at a rate equal to variable 30-day LIBOR plus 3%, subject to floor of 2%, and matures on the earliest of one year from execution of the 2021 Secured Note, or Calidi’s receipt of a qualified equity financing as defined in the note agreement.

In July 2022, the 2021 Secured Note was extended to the earlier of i) June 30, 2023 or ii) Calidi’s completion of a qualified financing of $15 million or more, accruing interest at 10% per annum. In connection with the closing of the Business Combination, the 2021 Secured Note plus accrued interest was deferred to January 1, 2025.

Simple Agreement for Future Equity

In 2021, Calidi entered into Simple Agreements for Future Equity (“2021 SAFEs”) with various investors and related parties. The 2021 SAFEs have no maturity dates and bear no interest. Upon a qualified financing, as defined in the agreements, which includes a capital raise equal to or greater than $10.0 million, the purchase amounts under the 2021 SAFEs will automatically convert into the type of stock issued in the financing at a per share conversion price equal to the greater of (i) the purchase amount of the SAFE divided by 80% of the per share price paid by investors in the financing, or (ii) the purchase amount of the SAFE divided by $36.20 ($87.00 post Business Combination) per share. A qualified financing event includes a Special Purpose Acquisition Company, merger, a Change in Control or an initial public offering. Upon an event of dissolution and to the extent sufficient funds are available, the holders of the 2021 SAFEs, on a pari passu basis with the holders of Series A-1 and Series A-2 Convertible Preferred Stock, shall be entitled to receive a cash payment equal to the purchase amount, prior to and in preference to any distribution of any of the assets or surplus funds to the holders of common stock.

The following directors and executive officers participated in the 2021 SAFE Financing:

Name	Aggregate Purchase Price

AJC Capital	$250,000

Scott Leftwich	$250,000

James Schoeneck	$150,000

Wendy Pizarro and Florentino Pizarro family office	$400,000

In 2022, Calidi entered into SAFE agreements with various investors and related parties (“2022 SAFEs”). The 2022 SAFEs have no maturity dates and bear no interest. Upon a qualified financing, as defined in the agreements, which includes a capital raise equal to or greater than $10.0 million, the purchase amounts under the 2022 SAFEs will automatically convert into the type of stock issued in the financing at a defined conversion price, generally equal to the number of shares resulting from the purchase amount of the SAFE divided by a discount ranging from 70% to 80% of the per share price paid by investors in the financing. Other conversion events include a business combination, a Change in Control or an initial public offering (“IPO”). Upon an event of dissolution and to the extent sufficient funds are available, the holders of the 2022 SAFEs, on a pari passu basis with the holders of Series A-1 and Series A-2 Convertible Preferred Stock, shall be entitled to receive a cash payment equal the purchase amount, prior to and in preference to any distribution of any of the assets or surplus funds to the holders of common stock.

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The following directors and executive officers participated in the 2022 SAFE Financing:

Name	Aggregate Purchase Price

AJC Capital and Jamir Trust (controlled by AJC Capital)	$1,000,000

Scott Leftwich	$350,000

Alfonso Zulueta(1)	$1,000,000

Wendy Pizarro and Florentino Pizarro family office	$200,000

(1)	Mr. Zulueta resigned as a director on November 29, 2023.

In connection with the closing of the Business Combination on September 12, 2023, all of the 2021 SAFEs and the 2022 SAFEs were converted to Calidi common stock pursuant to their conversion provisions and are no longer outstanding as of that date.

Office Lease Agreement

On October 10, 2022, Calidi entered into an Office Lease Agreement (the “San Diego Lease”) of a building containing 15,197 square feet of rentable space located in San Diego, California (the “Premises”) that will serve as Calidi’s new principal executive and administrative offices and laboratory facility. Calidi completed construction of tenant improvements at the Premises and moved into the Premises in March 2023. The San Diego Lease term is through March 2027.

To secure and execute the San Diego Lease, Mr. Allan Camaisa provided a personal Guaranty of Lease of up to $900,000 (the “Guaranty”) to the lessor for Calidi’s future performance under the San Diego Lease agreement. As consideration for the Guaranty, Calidi agreed to pay Mr. Camaisa 10% of the Guaranty amount for the first year of the San Diego Lease, and 5% per annum of the Guaranty amount thereafter through the life of the lease, with all amounts accrued and payable at the termination of the San Diego Lease or release of Mr. Camaisa from the Guaranty by the lessor, whichever occurs first.

Former Chief Accounting Officer and Interim Chief Financial Officer

On November 15, 2023, Tony Kalajian, our prior chief accounting officer and interim chief financial officer, filed a complaint in the Superior Court of the State of California County of San Diego against us, Mr. Camaisa, our Chief Executive Officer, and Ms. Pizarro, our Chief Administrative Office and Chief Legal Officer, alleging constructive discharge of Mr. Kalajian’s position of interim Chief Financial Officer and defamation by us, Mr. Camaisa and Ms. Pizarro in connection with Mr. Kalajian’s alleged discharge. Mr. Kalajian is seeking $575,000 in damages under his employment contract, damages to be proven at trial, punitive damages, and attorney’s fees. The Company intends to vigorously defend itself and will seek recovery of a $150,000 bonus Mr. Kalajian approved to be paid to himself without first obtaining proper authorization by the Company’s board of directors.

Consulting and Other Arrangements

As of December 31, 2023 and 2022, Calidi had accounts payable and accrued expenses for approximately $104,000 and $170,000, respectively, owed to AJC Capital for primarily rent expense for temporary use of a personal house for company office space in 2020. In addition, it reflects amounts owed to Peng Ventures for certain consulting expenses. The consulting agreement with Peng Ventures was terminated upon hiring Mr. Ng. in February 2022 as President and Chief Operating Officer.

On June 23, 2023, Calidi entered into a Separation and Release Agreement (“Separation Agreement”) with George Ng, Chief Operating Officer and President, effective on that date. In accordance with the provisions of the Separation Agreement, Calidi will pay Mr. Ng in the amount of $450,000 payable in a lump sum due one year after the effective date, and in the event that this amount is not paid when due, the unpaid amount will accrue interest at the rate of 8.0% per annum to be paid no later than the two year anniversary of the effective date. Calidi will also pay for certain benefits, including healthcare for six months following the effective date.

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Mr. Ng also agreed to convert approximately $166,000 due to him for a contingent bonus and certain prior consulting services into a SAFE agreement with terms substantially similar to the 2023 SAFEs. Mr. Ng also agreed to convert approximately $166,000 due to him for a contingent bonus and certain prior consulting services into a SAFE agreement with terms substantially similar to the 2023 SAFEs, which were all converted in connection with the Business Combination.

On April 1, 2022, Calidi entered into an advisory agreement (the “Advisory Agreement”) with Scott Leftwich, a member of the Calidi Board of Directors, for providing certain strategic and advisory services. Mr. Leftwich will receive an advisory fee of $9,166 per month not to exceed $120,000 per annum, accrued and payable upon Calidi raising $10 million or more in equity proceeds, as defined in the Advisory Agreement. In connection with the closing of the Business Combination, total amount due under the Advisory Agreement was deferred to January 1, 2025.

Financing Transactions Subsequent to December 31, 2023

On January 19, 2024, we entered a $0.2 million loan bearing simple interest at 12% all due and payable on January 19, 2025. In connection with the $0.2 million we agree to issue 893 shares of our common stock. To secure the loan, Jamir Trust, an affiliate of Mr. Camaisa, has agreed to pledge 35,715 shares of its common stock. The lender and Jamir Trust terminated the pledge.

On January 26, 2024, we entered into a convertible promissory note purchase agreement with an Accredited Investor (the “Investor”), for a loan in the principal amount of $1.0 million, the proceeds of which will be used by the Company for working capital purposes (the “2024 Convertible Loan”). In connection with the 2024 Convertible Loan, Calidi issued a one-year convertible promissory note evidencing the aggregate principal amount of $1.0 million under the 2024 Convertible Loan, which accrues at a 12.0% simple interest rate per annum (the “2024 Convertible Note”). The 2024 Convertible Note also provides the Investor a voluntary right to convert all, but not less than all, the Principal Amount (as defined in the note agreements) and accrued interest into shares of Calidi’s common stock at a conversion rate equal to a 10% discount to the 10-day VWAP as determined immediately before January 26, 2024. In addition, upon such voluntary conversion by the Investor, the Investor will be entitled to a warrant for 50% of the number of shares of Calidi’s common stock issued upon the 2024 Convertible Note conversion at an exercise equal to 120% of the Conversion Price (as defined in the note agreements). In the event Calidi consummates a public offering prior to the maturity date of the 2024 Convertible Note, the 2024 Convertible Note and accrued interest will be subject to a mandatory conversion into the equity securities of Calidi on the same terms as those issued and sold to investors in the public offering, equal to the price per share of the equity security sold to other purchasers and subject to similar terms and conditions of such public offering, except that such equity securities received under a mandatory conversion will be restricted securities.

On April 18, 2024, pursuant to the April Public Offering, the Company’s $1.0 million convertible note, inclusive of outstanding principal and accrued interest, was automatically converted into shares of Common Stock Unit shares, with terms identical to those sold in the April Public Offering. As of that date, the convertible note was no longer outstanding.

On March 1, 2024, the maturity date of $0.2 million of the 2022 Term Note was extended to May 1, 2024. The amended 2022 Term Note will accrue interest at 16% per annum commencing on March 1, 2024. All other terms and conditions remained substantially unchanged.

On March 8, 2024, we entered into a settlement agreement with an investor who previously entered into a series of Supplemental Funding Agreements for the purpose of satisfying the “Minimum Cash Condition” required under the Business Combination. Pursuant to the settlement agreement, (i) the investor purchased a $2.0 million convertible note from the us for cash and (ii) we issued to the investor a $1.5 million convertible note in consideration for the settlement of all claims related to the Supplemental Funding Agreements.

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The Convertible Notes bear semiannual interest at 10.0% per annum and each mature on March 8, 2028, unless due earlier due to an event of a default. After the earlier of 180 days or the effective date of a registration statement registering our common stock underlying the Convertible Notes, we may prepay the Convertible Notes, including any interest earned thereon, without penalty. The Convertible Notes also provide the investor a right to convert in whole or in part, the Principal Amount (as defined in the Convertible Notes) and accrued interest into shares of our common stock at an initial note conversion price equal to 94% of the 10-day VWAP ending the business day preceding execution of the Convertible Notes subject to a reset note conversion price equal to 94% of 10-day VWAP ending on the thirtieth (30th) day after the effective date of the registration statement registering the common stock underlying the Convertible Notes. In the event we complete a financing (i) of at least $8 million in an offering registered with the SEC; or (ii) of at least $2 million with a non-affiliated purchaser at an effective price of at least 150% of the initial note conversion price, then the Convertible Notes will be subject to mandatory conversion at the lower of the initial note conversion price and reset note conversion price.

On April 14, 2024, the $1.5 million convertible note agreement was amended to include a mandatory prepayment of the entire convertible note upon the closing of a public offering of the Company’s securities registered with the Securities and Exchange Commission in which Holder participates in an amount equal to the principal amount of the convertible note. All other terms and conditions remained substantially unchanged. As no concession was granted as part of the amendment and the present value of the cash flows under the new debt instrument did not differ from the present value of the remaining cash flows under the terms of the original debt instrument, it was determined that the debt was not substantially different which resulted in modification accounting in accordance with ASC 470-50. The carrying value of the original notes equaled the fair value at modification date, which resulted in no adjustment to the debt’s carrying value.

On April 19, 2024, the $1.5 million convertible note was paid in full upon the closing of a public offering by the Company, in which the Holder participated in an amount equal to the principal amount of the convertible note.

On April 12, 2024, the maturity date of $0.2 million of the 2022 Term Note was extended to January 1, 2025. All other terms and conditions remained substantially unchanged.

On April 12, 2024, the maturity date of $0.3 million of the 2023 Term Note was extended to January 1, 2025. Approximately $0.2 million of the amended 2023 Term Note will accrue interest at 18% per annum commencing on April 12, 2024, while the interest rate of the other $0.1 million of the amended 2023 Term Note will remain unchanged. All other terms and conditions remained substantially unchanged.

On April 18, 2024, we closed on a public offering of securities pursuant to that certain securities purchase agreement dated April 16, 2024 entered into by and among Calidi and certain purchasers (the “April Public Offering”). In connection with the April public offering, the Company sold an aggregate of 1,323,250 Common Stock Units and 196,500 Pre-Funded Warrant (“PFW”) Units at an effective combined purchase price of $4.00 per Common Stock Unit or PFW Unit for aggregate gross proceeds of approximately $6.1 million before deducting placement agent fees and offering expenses payable by the Company. The securities offered and sold in the public offering were registered pursuant to registration statement on Form S-1, as amended, filed with the SEC and declared effective on April 15, 2024.

On May 16, 2024, the Company settled in cash $0.2 million of principal of 2023 Term Notes plus accrued interest and said term notes payable were no longer outstanding as of that date.

On May 31, 2024, we entered into an inducement offer letter agreement (the “May Inducement Offer”) with nine (9) holders of the Calidi’s existing Series B unit purchase warrants (“Series B Warrants”) and Series C unit purchase warrants (“Series C Warrants” and together with the Series B Warrants, the “Existing Warrants”), which Existing Warrants were originally issued on April 18, 2024 and had an exercise price of $6.00 (see Note 8). Following the closing of the May Inducement Offer, such warrant holders immediately exercised some or all of their respective outstanding Existing Warrants to purchase up to an aggregate of 1,069,800 shares of Calidi’s common stock, Series B-1 Warrants to purchase up to 267,300 shares of common stock and Series C-1 Warrants to purchase up to 802,500 shares of Common Stock, at a reduced exercise price of $2.00. In consideration for the immediate exercise of some or all of the Existing Warrants for cash, we agreed to issue unregistered new Series D common stock purchase warrants (“Series D Warrants”) to purchase up to 1,069,800 shares of Common Stock (see Note 8). We received gross proceeds of $2.1 million in cash from the exercise of the Existing Warrants pursuant to the May Inducement Offer, prior to deducting placement agent fees and offering expenses.

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Placement Agent Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Placement agent warrants to purchase up to 75,988 shares of common stock, which (i) have an exercise price equal to $6.60 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Placement agent warrants to purchase up to 53,490 shares of common stock, which (i) have an exercise price equal to $3.75 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, all placement agent warrants to purchase a total of 129,478 shares of common stock remain outstanding.

Series A Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Series A warrants to purchase 1,519,750 shares of common stock. Furthermore, on April 18, 2024, in connection with the mandatory conversion of a $1.0 million Convertible Note, Calidi issued additional Series A warrants to purchase 256,885 shares of common stock. The Series A Warrants have (i) an exercise price equal to $6.00 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, all Series A warrants to purchase 1,776,635 shares of common stock remain outstanding.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series A warrants was reset to $1.52 per share, effective July 22, 2024.

Series B Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Series B warrants to purchase 1,519,750 shares of common stock. Furthermore, on April 18, 2024, in connection with the mandatory conversion of a $1.0 million Convertible Note, Calidi issued additional Series B warrants to purchase 256,885 shares of common stock. The Series B Warrants have (i) an exercise price equal to $6.00 per share; and (ii) are exercisable for 1 year after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, Series B warrants to purchase 267,300 shares of common stock were exercised at a reduced exercise price of $2.00 in connection with the May Inducement Offer. Pursuant to the issuance of common stock per the Series B warrant exercises, Calidi received gross proceeds of approximately $0.5 million.

As of June 30, 2024, Series B warrants to purchase 1,509,335 shares of common stock remain outstanding.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series B warrants was reset to $1.52 per share, effective July 22, 2024.

Series C Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Series C warrants to purchase 1,519,750 shares of common stock. Furthermore, on April 18, 2024, in connection with the mandatory conversion of a $1.0 million Convertible Note, Calidi issued additional Series C warrants to purchase 256,885 shares of common stock. The Series B Warrants have (i) an exercise price equal to $6.00 per share; and (ii) are exercisable for 4 months after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, Series C warrants to purchase 802,500 shares of common stock were exercised at a reduced exercise price of $2.00 in connection with the May Inducement Offer. Pursuant to the issuance of common stock per the Series C warrant exercises, Calidi received gross proceeds of approximately $1.6 million.

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As of June 30, 2024, Series C warrants to purchase 974,135 shares of common stock remain outstanding.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series C warrants was reset to $1.52 per share, effective July 22, 2024.

Series B-1 Warrants

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Series B-1 warrants to purchase 267,300 shares of common stock, which (i) have an exercise price equal to $2.00 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, all Series B-1 warrants to purchase 267,300 shares of common stock remain outstanding.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series B-1 warrants was reset to $1.52 per share, effective July 22, 2024.

Series C-1 Warrants

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Series C-1 warrants to purchase 802,500 shares of common stock, which (i) have an exercise price equal to $2.00 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, Series C-1 warrants to purchase 50,000 shares of common stock were exercised. Pursuant to the issuance of common stock per the Series C-1warrant exercises, the Company received gross proceeds of approximately $0.1 million.

As of June 30, 2024, Series C-1 warrants to purchase 752,500 shares of common stock remain outstanding.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series C-1 warrants was reset to $1.52 per share, effective July 22, 2024.

Series D Warrants

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Series D warrants to purchase 1,069,800 shares of common stock, which (i) have an exercise price equal to $3.00 per share; and (ii) are exercisable for 5.5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of June 30, 2024, all Series D warrants to purchase 1,069,800 shares of common stock remain outstanding.

On June 20, 2024, the Company settled in cash $0.1 million of principal of 2023 Term Notes plus accrued interest and said term notes payable were no longer outstanding as of that date.

On July 1, 2024, we entered into a Loan Agreement with a third party lender (the “Lender”). Under the Loan Agreement, the Lender agreed to loan Calidi the principal amount of $0.6 million pursuant to the terms of the promissory note dated July 1, 2024 which was issued to the Lender by Calidi (the “Note”). Under the terms of the Note, the Lender agreed to provide the principal amount of $0.6 million on July 2, 2024.

The Note bears a simple interest rate at 15.0% per annum and matures on the third calendar year from the Payment Date (the “Maturity Date”) unless due earlier due to an event of a default under the terms of the Note. Calidi agreed to pay annual payments of accrued interest after each calendar year from the Payment Date until any remaining interest is paid in full on the Maturity Date.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series A, Series B, Series C, Series B-1, and Series C-1 warrants was reset to $1.52 per share, effective July 22, 2024.

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On July 26, 2024, the Board of Calidi approved the Subscription Agreement dated July 28, 2024 (the “Agreement”) entered with an accredited investor (the “Investor”), a related-party. Pursuant to the Agreement, Calidi sold to the Investor and the Investor purchased, (i) 698,812 shares of Common Stock at a purchase price of $1.431 per share (90% of the per share closing price of the Company’s shares of common stock on the NYSE American LLC on July 22, 2024); and (ii) warrants to purchase 600,000 shares of the Calidi’s common stock at an exercise price of $1.90 (120% of the per share closing price of the Company’s shares of common stock on the NYSE American LLC on July 22, 2024), for an aggregate purchase price of $1.0 million (the “Private Placement”).

On July 26, 2024, the Board and the Audit Committee of Calidi’s Board approved a strategic investment of approximately $2.0 million by the Investor, a related-party, into Nova Cell. The investment is expected to result in the issuance of 7,500,000 shares of Nova Cell’s shares of common stock to the Investor, representing 25% of Nova Cell’s current fully-diluted capitalization.

During July and August 2024, Series A warrants to purchase 375,000 shares of common stock, Series B warrants to purchase 375,000 shares of common stock, and Series C warrants to purchase 512,049 shares of common stock were exercised at an exercise price of $1.52 per share. Pursuant to the issuance of common stock per such warrant exercises, Calidi received gross proceeds of approximately $1.9 million.

During July and August 2024, upon exercise of specified shares of Series B and Series C warrants, Calidi issued Series B-1 warrants to purchase 375,000 shares of common stock, and Series C-1 warrants to purchase 512,049 shares of common stock. Series B-1 warrants to purchase 75,000 shares of common stock and Series C-1 warrants to purchase 325,000 shares of common stock were subsequently exercised at an exercise price of $1.52 per share. Pursuant to the issuance of common stock per such warrant exercises, Calidi received gross proceeds of approximately $0.6 million.

On August 12, 2024, the interest rate of specified 2021 Term Notes with a carrying value of $0.7 million, 2022 Term Notes with a carrying value of $0.2 million, 2023 Term Notes with a total carrying value of $1.5 million, and deferred compensation totaling $0.6 million, was amended to be reduced from 24% to 14% per annum. All other terms and conditions remained substantially unchanged.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended December 31, 2023, were timely filed except for the following due to administrative oversight: Form 3 filed 1 business day late on September 25, 2023 reporting the respective initial securities ownership of Allan Camaisa (jointly filed with Jamir Trust and AJC Capital, LLC), Tony Kalajian (our former Chief Accounting Officer and Interim Chief Financial Officer), Boris Minev, Wendy Pizarro, Lee Heehyoung (our former director), George Ng, James Schoeneck and Scott Leftwich, who became our executive officers and directors upon the consummation of the Business Combination on September 12, 2023; Form 3 filed 3 business days late on October 25, 2023 reporting the initial securities ownership of Alan Stewart, who was appointed as our director on October 10, 2023; Form 4 filed 8 business days late on January 4, 2024 reporting restricted stock units granted and vested respectively to Scott Leftwich, James Schoeneck, Alan Stewart and Alfonso Zulueta (our former director) on December 21, 2023; and Form 4 filed 8 business days late on January 4, 2024 reporting the grant of non-qualified stock options to Allan Camaisa on December 21, 2023.

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In addition, following a review of our SEC filings, it was discovered that Mr. Zulueta, our former director, did not file an initial Form 3 in connection with his appointment as our director on September 12, 2023, and Mr. David LaPre, our former director, did not file an initial Form 3 in connection with his appointment as our director on January 1, 2024. Mr. Zulueta filed a voluntary “exit” Form 4 filing on January 4, 2024 in connection with his resignation. Mr. LaPre’s Form 3 was subsequently filed on March 12, 2024.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Calidi Biotherapeutics, Inc.

4475 Executive Drive, Suite 200

San Diego, CA 92121

Attention: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum was appointed as our independent registered public accounting firm on November 23, 2022. The members of the Audit Committee and the Board believe that the engagement of Marcum to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

Although we are not required to seek stockholder ratification, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment of Marcum, the Audit Committee will reconsider its decision, but may ultimately determine to continue the engagement of Marcum or engage another audit firm without resubmitting the matter to stockholders. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We have invited a representative of Marcum to attend the annual meeting. If such a representative attends, he or she will be given the opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the fiscal years ended December 31, 2023 and 2022 are as follows:

	2023	2022
Audit fees(1)	$418,798	$161,041
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$418,798	$161,041

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

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(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	Marcum did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended December 31, 2023 or 2022.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board is comprised of two non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Our board of directors of directors has determined that James Schoeneck is an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his or her employment. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with management and Marcum LLP (“Marcum”), our independent registered public accounting firm for our fiscal year ended December 31, 2023, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The Audit Committee also discussed with Marcum those matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16.

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Marcum also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Respectfully submitted by: MEMBERS OF THE AUDIT COMMITTEE,

/s/ Alan Stewart,
Chairman of the Audit Committee

/s/ James Schoeneck,
member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to the Company’s Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200 San Diego, CA 92121. To be timely, Section 2.4 of our Amended and Restated Bylaws (the “Bylaws”) requires that a stockholder’s written notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. We will be holding our annual meeting on September 20, 2024; accordingly, with respect to our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as May 23, 2025, but no later than June 23, 2025, unless the 2025 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from September 20, 2025.

A stockholder’s notice for the nomination of any person(s) for election to the Board of Directors must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.5(c) of the Bylaws. In addition, to be eligible to be a candidate for election as a director, each proposed nominee must deliver to the Company’s Corporate Secretary at the principal executive offices of the Company information required under Section 2.5(f) of the Bylaws. Our Bylaws can be found at: https://www.sec.gov/Archives/edgar/data/1855485/000119312523237077/d894152dex32.htm

All stockholder nominations shall comply with all applicable requirements of the Exchange Act. The Company may require also any proposed nominee to furnish such other information as it may reasonably require, to determine the eligibility of that proposed nominee to serve as a director of the Company.

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Submission of Stockholder Proposals

Pursuant to Section 2.5 of the Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2025 Annual Meeting must deliver a written copy of their proposal to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. As discussed above, we will be holding our annual meeting on September 20, 2024; accordingly, with respect to our 2025 Annual Meeting, our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as May 23, 2025, but no later than June 23, 2025, unless the 2025 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from September 20, 2025.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.4(c)(iii) of the Bylaws and the information required of the proposing stockholder under Sections 2.4(c)(i) and 2.4(c)(ii) of the Bylaws. In addition, all proposals must comply with the provisions of the Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Company’s proxy statement. See “Rule 14a-8” below.

Rule 14a-8

Pursuant to Section 2.4 of the Bylaws, the submission procedures for stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or Annual Meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, which was filed with the SEC on August 4, 2023. However, if the date of the 2024 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Rule 14a-19

In order for stockholders to give timely notice of director nominations at our 2025 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadline as disclosed above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

Mailing Instructions

Stockholder written proposals should be delivered to Calidi Biotherapeutics, Inc., c/o Corporate Secretary, 4475 Executive Drive, Suite 200 San Diego, CA 92121. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy statement mailed to you, please submit a request to our Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600 or ir@calidibio.com, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the telephone number provided if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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